             PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND
              (A SERIES OF PAINEWEBBER MANAGED INVESTMENTS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                                                              December 14, 2000

Dear Shareholder,

   The enclosed proxy statement and prospectus asks for your vote on a proposal that will determine the future of PaineWebber Low Duration U.S. Government Income Fund.

   We are seeking shareholder approval to merge Low Duration U.S. Government Income Fund into PACE Government Securities Fixed Income Investments ("PACE Fund"). If the merger is approved, you will receive shares of the corresponding class of shares of the PACE Fund in exchange for your Low Duration U.S. Government Income Fund shares, and Low Duration U.S. Government Income Fund will cease operations. The expenses of the Class A shares of the PACE Fund following the merger would be slightly higher than the current expenses of the Class A shares of Low Duration U.S. Government Income Fund; the expenses of the other classes of shares of the PACE Fund would be somewhat lower than the current expenses of the corresponding class of Low Duration U.S. Government Income Fund.

   Mitchell Hutchins is the investment manager for both Funds and has retained Pacific Investment Management Company LLC ("PIMCO"), an unaffiliated firm, to manage each Fund's assets. The two Funds have similar investment objectives and policies, except that the PACE Fund may invest in bonds with longer durations and does not include preservation of capital and low volatility as part of its investment objective. Each Fund seeks current income and pursues this objective by investing primarily in U.S. government bonds. The PACE Fund normally limits its portfolio duration to between one and seven years. Low Duration U.S. Government Income Fund normally limits its portfolio duration to between one and three years.

   The enclosed document describes the proposed merger more fully and compares the investment strategies and policies, risk characteristics, operating expenses and performance histories of the two Funds in more detail. Please read this document carefully. We have included a "Question and Answer" section that we think will be helpful to most investors.

   YOUR VOTE IS VERY IMPORTANT. After reviewing the enclosed document, please complete, date and sign your proxy card and return it TODAY in the enclosed postage-paid return envelope. Or you may vote your shares by telephone or the internet. Voting your shares early will avoid costly follow-up mail and telephone solicitation.

   THE BOARD UNANIMOUSLY URGES THAT YOU VOTE "FOR" THE PROPOSED MERGER.

                                          Sincerely,
                                          /s/ Brian M. Storms

                                          Brian M. Storms
                                          President

     PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND PROPOSED MERGER
                             QUESTIONS AND ANSWERS

   On October 6, 2000, the Board of Trustees of PaineWebber Managed Investments Trust ("Managed Investments Trust"), on behalf of its series, PaineWebber Low Duration U.S. Government Income Fund ("Low Duration U.S. Government Income Fund"), unanimously approved the merger of Low Duration U.S. Government Income Fund into PACE Government Securities Fixed Income Investments ("PACE Government Securities Fixed Income Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). This merger, however, can occur only if Low Duration U.S. Government Income Fund's shareholders approve the transaction. Here are answers to some of the most commonly asked questions.

WHAT IS A MERGER?

   A fund is said to merge with another fund when it transfers its assets and liabilities to that other fund; subsequently, the old fund ceases to operate. Shareholders of the old fund become shareholders of the acquiring fund.

WHY IS THIS MERGER BEING PROPOSED?

   Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and Managed Investments Trust's Board believe that Low Duration U.S. Government Income Fund's shareholders will benefit from the merger with PACE Government Securities Fixed Income Fund because the combined Fund would have a larger asset base, which should provide greater opportunities for diversifying investments and realizing economies of scale. In addition, although there can be no guarantee with respect to a fund's future performance, the Board and Mitchell Hutchins believe that PACE Government Securities Fixed Income Fund's ability to maintain a longer portfolio duration is more likely to provide better long-term performance results because bonds with longer durations generally provide higher returns.

   Low Duration U.S. Government Income Fund and PACE Government Securities Fixed Income Fund have similar investment objectives. PACE Government Securities Fixed Income Fund seeks current income, while Low Duration U.S. Government Income Fund seeks the highest level of income that is consistent with the preservation of capital and low volatility of net asset value. The Funds also have similar investment policies in that each invests primarily in U.S. government bonds, including those backed by mortgages, and also may invest to a lesser extent in non-government bonds, including those that are backed by mortgages and other assets. PACE Government Securities Fixed Income Fund, however, normally limits its portfolio duration to between one and seven years, while Low Duration U.S. Government Income Fund normally limits its portfolio duration to between one and three years. (See "Comparison of the Funds" on page 6 of the Combined Proxy Statement/Prospectus for more information on the investment policies and risks of each Fund.)

   Pacific Investment Management Company LLC ("PIMCO"), an investment adviser that is not affiliated with Mitchell Hutchins, has served as sub-adviser for PACE Government Securities Fixed Income Fund since its inception on August 24, 1995 and for Low Duration U.S. Government Income Fund since October 24, 1994. Although PIMCO's management of the two Funds reflects the differences in their limits on overall portfolio duration and the increased emphasis of Low Duration U.S. Government Income Fund on preservation of capital and low volatility of net asset value, PIMCO uses many of the same investment strategies for both Funds.

   Mitchell Hutchins and Managed Investments Trust's Board believe that Low Duration U.S. Government Income Fund's shareholders will not be materially adversely affected by the merger. Although bonds with longer durations are generally more sensitive to changes in interest rates, PACE Government Securities Fixed Income Fund has the flexibility to shorten its portfolio duration to one year if PIMCO believes that circumstances warrant such action. Mitchell Hutchins and the Board of Managed Investments Trust noted that the management fee paid to Mitchell Hutchins by PACE Government Securities Fixed Income Fund is greater than the management fee for Low Duration U.S. Government Income Fund. Mitchell Hutchins and Managed Investments Trust's Board believe, however, that the higher fee is consistent with managing a portfolio with wider parameters for its duration and the ability to invest in a wider range of issues.

HOW MANY SHARES WILL I RECEIVE AT THE TIME OF THE MERGER?

   If the merger is approved, you will receive full and fractional shares of the corresponding class of PACE Government Securities Fixed Income Fund having a total value equal to the total value of your Low Duration U.S. Government Income Fund shares at the time of the merger. Although the two Funds have different net asset values per share, each class of shares of PACE Government Securities Fixed Income Fund issued in the merger will otherwise have characteristics that are substantially similar to the corresponding class of shares of Low Duration U.S. Government Income Fund.

IF I CURRENTLY ELECT TO RECEIVE MY LOW DURATION U.S. GOVERNMENT INCOME FUND DIVIDEND AS CASH OR IF I HAVE THE DIVIDEND AUTOMATICALLY REINVESTED INTO THE FUND, WILL MY DISTRIBUTION CHOICE REMAIN THE SAME FOR MY PACE GOVERNMENT SECURITIES FIXED INCOME FUND SHARES AFTER THE MERGER?

   Yes, your distribution choice will remain the same after the merger.

WILL I HAVE TO PAY TAXES AS A RESULT OF THE MERGER?

   The merger has been structured as a tax-free transaction, which means that no gain or loss will be recognized by either Fund as a direct result of the merger. This means that you will not realize any gain or loss on your receipt of PACE Government Securities Fixed Income Fund shares, and that your basis for the PACE Government Securities Fixed Income Fund shares you receive in the merger will be the same as the basis for your Low Duration U.S. Government Income Fund shares.

   Immediately prior to the merger, Low Duration U.S. Government Income Fund will have to distribute all of its previously undistributed income and net capital gain, if any, to its shareholders, and that distribution will be taxable to Low Duration U.S. Government Income Fund shareholders. You should note, however, that both Funds pay monthly dividends and must distribute their net capital gain, if any, for the one year period ended October 31, 2000. This distribution must be made regardless of whether the merger takes place because of tax requirements applicable to all mutual funds. This means that if you remain a shareholder of Low Duration U.S. Government Income Fund, if the merger takes place, you may receive two taxable distributions of net capital gain, if any, within a short period of time.

HOW WILL THE MERGER AFFECT FUND EXPENSES?

   The management fee paid by PACE Government Securities Fixed Income Fund to Mitchell Hutchins is greater than the management fee paid by Low Duration U.S. Government Income Fund. The post-merger combined Fund is expected to have somewhat higher overall operating expenses for its Class A shares than the current operating expenses of Low Duration U.S. Government Income Fund's Class A shares. However, each other class of shares of the combined Fund is expected to have somewhat lower overall operating expenses than the corresponding class of Low Duration U.S. Government Income Fund, even though the cost of managing a portfolio with a longer duration and the ability to invest in a wider range of issues is higher.

   The relatively small increase in operating expenses for the Class A shares of the combined Fund and the lower expenses of its other classes of shares are due to a written management fee waiver and expense reimbursement agreement between PACE Government Securities Fixed Income Fund and Mitchell Hutchins that will remain in effect through December 1, 2002. Absent that agreement, it is expected that the overall operating expenses of each class of shares of the combined Fund would be higher. If the management fee waiver and expense reimbursement agreement is not renewed after December 1, 2002, the combined Fund will have overall operating expenses for each class of shares that are equal to or higher than the current expenses of Low Duration U.S. Government Income Fund, assuming that the operating expenses of the combined Fund remain the same. (For more details about fees and expenses of each class of shares, see "Comparative Fee Table" on page 3 of the Combined Proxy Statement/Prospectus.)

HOW HAVE PACE GOVERNMENT SECURITIES FIXED INCOME FUND AND LOW DURATION U.S. GOVERNMENT INCOME FUND PERFORMED?

   The following tables show the average annual total returns over several time periods for each class of shares of Low Duration U.S. Government Income Fund and the Class P shares of PACE Government Securities Fixed Income Fund (the only outstanding class of shares during the periods shown). A Fund's past performance does not necessarily indicate how the Fund will perform in the future.

   The table for Low Duration U.S. Government Income Fund reflects sales charges on its Class A, B and C shares and the higher expenses for these classes due to the fees paid under their Rule 12b-1 plans. The table for PACE Government Securities Fixed Income Fund reflects the maximum annual PaineWebber PACESM Select Advisors Program fee of 1.50% (which does not apply to shares received in the merger). A footnote to this table shows the performance of PACE Government Securities Fixed Income Fund's Class P shares for the same periods without deduction of this fee. The tables also compare each Fund's returns to returns of a broad-based market index. The comparative indices, which are different for the two Funds, are unmanaged and, therefore, do not reflect the deduction of any sales charges or expenses.

   The different sales charges, expenses and program fees applicable to the different classes of shares of the two Funds and the different periods for which performance is shown after the 1999 calendar year make it difficult to compare the Funds' performance. However, because the Class Y shares of Low Duration U.S. Government Income Fund are not subject to any sales charges or 12b-1 fees, they are most comparable to the Class P shares of PACE Government Securities Fixed Income Fund. The performance of Low Duration U.S. Government Income Fund's Class Y shares for the 1999 calendar year can thus be compared to that of the Class P shares of PACE Government Securities Fixed Income Fund before deduction of the PACESM Select Advisors Program fee, as shown in the footnote to that Fund's table.

PACE GOVERNMENT SECURITIES FIXED INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS*
(as of December 31, 1999)

CLASS                                         CLASS P  LEHMAN BROTHERS MORTGAGE-
(INCEPTION DATE)                             (8/24/95)  BACKED SECURITIES INDEX
----------------                             --------- -------------------------
One Year....................................   (0.49)%           1.86%
Life of Class...............................    4.29%            6.42%

----------------
* The above performance reflects the deduction of the maximum annual PACESM Select Advisors Program fee of 1.50% (which does not apply to shares received in the merger). If the program fee were not deducted, the average annual total returns of the Fund's Class P shares would be 1.01% for the year ended December 31, 1999 and 5.87% for "Life of Class."

LOW DURATION U.S. GOVERNMENT INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

CLASS              CLASS A   CLASS B*  CLASS C    CLASS Y   MERRILL LYNCH 1-3 YEAR
(INCEPTION DATE)   (5/3/93)  (5/3/93)  (5/3/93)  (10/25/95)  U.S. TREASURY INDEX
----------------   --------  --------  --------  ---------- ----------------------
One Year..........  (1.69)%   (2.51)%   (0.20)%     1.01%            3.06%
Five Years........   5.49%     5.18%     5.40%       N/A             6.51%
Life of Class.....   3.76%     3.49%     3.57%      5.39%              **

----------------
*  Assumes conversion of Class B shares to Class A shares after six years.
** Average annual total returns for the Merrill Lynch 1-3 Year U.S. Treasury Index for the life of each class were as follows: Class A, Class B and Class C -- 5.43%, and Class Y -- 5.60%.

WHEN WILL THE PROPOSED MERGER OCCUR?

   The Funds expect to merge in February 2001, assuming Low Duration U.S. Government Income Fund shareholder approval at the special meeting scheduled to be held on or about January 25, 2001.

CAN I SELL OR EXCHANGE MY LOW DURATION U.S. GOVERNMENT INCOME FUND SHARES BEFORE THE MERGER?

   If you do not wish to receive shares of PACE Government Securities Fixed Income Fund, you are free to sell or exchange your Low Duration U.S. Government Income Fund shares at any time prior to the merger. You will be subject to any applicable contingent deferred sales charges and taxes if you sell your Low Duration U.S. Government Income Fund shares. If you elect to exchange your shares prior to the merger, you may be subject to taxes. Consult your tax adviser for the tax implications of an exchange. Please call your Financial Advisor to discuss your investment options or with any questions.

WHAT IS THE BOARD'S RECOMMENDATION ON THE MERGER?

   Your Board of Trustees unanimously recommends a vote "FOR" the merger.

             PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND
              (A SERIES OF PAINEWEBBER MANAGED INVESTMENTS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               JANUARY 25, 2001

                               ----------------

To the Shareholders:

   NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Meeting") of PaineWebber Low Duration U.S. Government Income Fund ("Low Duration U.S. Government Income Fund"), a series of PaineWebber Managed Investments Trust ("Managed Investments Trust"), will be held on January 25, 2001, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019-6028, at 4:00 p.m., Eastern time, for the following purpose:

     To approve or disapprove the Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of Low Duration U.S. Government Income Fund into PACE Government Securities Fixed Income Investments ("PACE Government Securities Fixed Income Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). Pursuant to the Plan, Low Duration U.S. Government Income Fund will transfer all its assets to PACE Government Securities Fixed Income Fund, which will assume all the stated liabilities of Low Duration U.S. Government Income Fund, and PACE Trust will issue to each Low Duration U.S. Government Income Fund shareholder the number of full and fractional shares of the applicable class of PACE Government Securities Fixed Income Fund having an aggregate net asset value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's shares in Low Duration U.S. Government Income Fund.

   Shareholders of record as of the close of business on November 21, 2000, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

   Please execute and return promptly in the enclosed envelope the accompanying proxy, which is being solicited by the Board of Trustees of Managed Investments Trust, or vote your shares by telephone or the internet. Returning your proxy promptly is important to ensure a quorum at the Meeting. You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy, by giving written notice of revocation to Managed Investments Trust or by voting in person at the Meeting.

                                          By Order of the Board of Trustees,

                                          Dianne E. O'Donnell
                                          Secretary

December 14, 2000
51 West 52nd Street
New York, New York 10019-6114

                            YOUR VOTE IS IMPORTANT
                      NO MATTER HOW MANY SHARES YOU OWN.

    Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in "street name" through a broker, via the internet or telephone. To vote in this manner, you will need the 14-digit "control" number(s) that appear on your proxy card(s).

    To vote via the internet, please access https://vote.proxy-direct.com on the World Wide Web and follow the on-screen instructions.

    You may also call 1-800-597-7836 and vote by telephone.

    If we do not receive your completed proxy cards after several weeks, our proxy solicitor, Shareholder Communications Corporation, may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                      VALID SIGNATURE
------------                                      ---------------
Corporate Accounts
  (1) ABC Corp. ................................  ABC Corp.
                                                  John Doe, Treasurer
  (2) ABC Corp. ................................  John Doe, Treasurer
  (3) ABC Corp. c/o John Doe, Treasurer.........  John Doe
  (4) ABC Corp. Profit Sharing Plan.............  John Doe, Trustee
Partnership Accounts
  (1) The XYZ Partnership.......................  Jane B. Smith, Partner
  (2) Smith and Jones, Limited Partnership......  Jane B. Smith, General Partner
Trust Account
  (1) ABC Trust Account.........................  Jane B. Doe, Trustee
  (2) Jane B. Doe, Trustee u/t/d 12/28/78.......  Jane B. Doe
Custodial or Estate Accounts
  (1) John B. Smith, Cust. f/b/o
      John B. Smith, Jr.,
      UGMA/UTMA.................................  John B. Smith
  (2) Estate of John B. Smith...................  John B. Smith, Jr., Executor

             PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND
              (A SERIES OF PAINEWEBBER MANAGED INVESTMENTS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                1-800-647-1568

              PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
             (A SERIES OF PAINEWEBBER PACE SELECT ADVISORS TRUST)
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114
                                1-800-647-1568

                               ----------------

                    COMBINED PROXY STATEMENT AND PROSPECTUS
                           DATED: DECEMBER 14, 2000

                               ----------------

   This Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus") is being furnished in connection with a Special Meeting of Shareholders of PaineWebber Low Duration U.S. Government Income Fund ("Low Duration U.S. Government Income Fund"), a series of PaineWebber Managed Investments Trust ("Managed Investments Trust"), a Massachusetts business trust, to be held on January 25, 2001, at 1285 Avenue of the Americas, 14th Floor, New York, New York, 10019-6028, at 4:00 p.m., Eastern time (such meeting and any adjournments thereof are referred to collectively as the "Meeting"). At the Meeting, the shareholders of Low Duration U.S. Government Income Fund are being asked to consider and approve the following proposal:

     To approve or disapprove the Agreement and Plan of Reorganization and Termination ("Plan") that provides for the reorganization of Low Duration U.S. Government Income Fund into PACE Government Securities Fixed Income Investments ("PACE Government Securities Fixed Income Fund"), a series of PaineWebber PACE Select Advisors Trust ("PACE Trust"). Pursuant to the Plan, Low Duration U.S. Government Income Fund will transfer all its assets to PACE Government Securities Fixed Income Fund, which will assume all the stated liabilities of Low Duration U.S. Government Income Fund, and PACE Trust will issue to each Low Duration U.S. Government Income Fund shareholder the number of full and fractional shares of the applicable class of PACE Government Securities Fixed Income Fund having an aggregate net asset value that, on the effective date of the reorganization, is equal to the aggregate net asset value of the shareholder's shares in Low Duration U.S. Government Income Fund.

   A form of the Plan is attached as Appendix A to this Proxy Statement/Prospectus. THE BOARD OF TRUSTEES OF MANAGED INVESTMENTS TRUST HAS UNANIMOUSLY APPROVED THE PLAN AS BEING IN THE BEST INTERESTS OF LOW DURATION U.S. GOVERNMENT INCOME FUND AND ITS SHAREHOLDERS. (Low Duration U.S. Government Income Fund and PACE Government Securities Fixed Income Fund sometimes are referred to individually as a "Fund" and together as "Funds.")

   Pursuant to the Plan, Low Duration U.S. Government Income Fund will transfer all its assets to PACE Government Securities Fixed Income Fund, which will assume all the stated liabilities of Low Duration U.S. Government Income Fund, and PACE Trust will issue to each Low Duration U.S. Government Income Fund shareholder the number of full and fractional shares of beneficial interest in the applicable class of PACE Government Securities Fixed Income Fund having an aggregate net asset value ("NAV") that, on the effective date of the reorganization, is equal to the aggregate NAV of the shareholder's shares of beneficial interest in the corresponding class of Low Duration U.S. Government Income Fund (the "Reorganization"). The value of each Low Duration U.S. Government Income Fund shareholder's account with PACE Government Securities Fixed Income Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Low Duration U.S. Government Income Fund immediately prior to the Reorganization. As a result of the Reorganization, shareholders of each class of shares of Low Duration U.S. Government Income Fund will become shareholders of the corresponding class of shares of PACE Government Securities Fixed Income Fund. No sales charges will be assessed on the shares of PACE Government Securities Fixed Income Fund issued in connection with the Reorganization.

   PACE Government Securities Fixed Income Fund is a diversified series of PACE Trust, which is an open-end management investment company currently comprised of twelve series. PACE Government Securities Fixed Income Fund's investment objective is current income. The Fund pursues its objective by investing primarily in U.S. government bonds and other bonds of varying maturities, but normally limits its portfolio duration to between one and seven years. The Fund invests primarily in mortgage-backed securities issued or guaranteed by U.S. government agencies and in other U.S. government securities.

   This Proxy Statement/Prospectus sets forth the information that a Low Duration U.S. Government Income Fund shareholder should know before voting on the Plan. It should be read carefully and retained for future reference.

   A Statement of Additional Information ("SAI") dated December 14, 2000, containing additional information about the Reorganization, including historical financial statements, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference in its entirety into this Proxy Statement/Prospectus. PACE Government Securities Fixed Income Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2000, has been filed with the SEC and is incorporated by reference in the SAI. Information about Low Duration U.S. Government Income Fund is included in its current Prospectus and SAI, each dated March 31, 2000, as supplemented, which are on file with the SEC and are hereby incorporated by reference into this Proxy Statement/Prospectus. Copies of the other referenced documents, as well as Low Duration U.S. Government Income Fund's Semi-Annual Report to Shareholders for the six months ended May 31, 2000, and its Annual Report to Shareholders for the fiscal year ended November 30, 1999, are available without charge by writing either Low Duration U.S. Government Income Fund or PACE Government Securities Fixed Income Fund at the address shown above, or by calling 1-800-647-1568. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding PACE Trust and Managed Investments Trust. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov. Additional information about the Funds also may be obtained on the Web at http://www.painewebber.com.

   AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                               TABLE OF CONTENTS

SECTION TITLE                                                             PAGE
-------------                                                             ----
INTRODUCTION.............................................................   1
PROPOSAL: TO APPROVE OR DISAPPROVE THE AGREEMENT AND PLAN OF
 REORGANIZATION AND TERMINATION..........................................   2
SYNOPSIS.................................................................   2
  The Proposed Reorganization............................................   2
  Comparative Fee Table..................................................   3
  Summary Comparison of the Funds........................................   4
COMPARISON OF PRINCIPAL RISK FACTORS.....................................   5
  Primary Differences in the Investment Risks of the Funds...............   6
COMPARISON OF THE FUNDS..................................................   6
  Investment Objectives..................................................   6
  Investment Policies....................................................   6
  Operations of PACE Government Securities Fixed Income Fund Following
   the Reorganization....................................................   8
  Performance............................................................   8
  Sales Charges..........................................................  10
  Dividends and Other Distributions......................................  10
  Taxes..................................................................  10
FLEXIBLE PRICING: BUYING, SELLING AND EXCHANGING SHARES OF PACE
 GOVERNMENT SECURITIES FIXED INCOME FUND.................................  11
  Flexible Pricing.......................................................  11
  Buying Shares..........................................................  15
  Selling Shares.........................................................  15
  Exchanging Shares......................................................  16
  Pricing and Valuation..................................................  17
MANAGEMENT...............................................................  18
  Investment Manager and Investment Adviser..............................  18
  Sub-Adviser............................................................  18
  Advisory Fees and Fund Expenses........................................  18
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION..........................  19
  Reasons for the Reorganization.........................................  19
  Terms of the Reorganization............................................  21
  Description of Securities to be Issued.................................  22
  Temporary Waiver of Investment Restrictions............................  22
  Federal Income Tax Considerations......................................  22
  Required Vote..........................................................  23
ORGANIZATION OF THE FUNDS................................................  24
FINANCIAL HIGHLIGHTS.....................................................  25
CAPITALIZATION...........................................................  26
LEGAL MATTERS............................................................  27
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION............  27
EXPERTS..................................................................  27
OTHER INFORMATION........................................................  27
APPENDIX A: Form of Agreement and Plan of Reorganization and Termina-
 tion.................................................................... A-1
APPENDIX B: Security Ownership of Certain Beneficial Owners.............. B-1
APPENDIX C: Management's Discussion of PACE Government Securities Fixed
 Income Fund's Performance............................................... C-1

                                 INTRODUCTION

   This Proxy Statement/Prospectus is being furnished to shareholders of Low Duration U.S. Government Income Fund, a series of Managed Investments Trust, in connection with the solicitation of proxies by the Board for use at the Meeting. All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. Approval of the proposal requires the affirmative vote of the lesser of (1) 67% or more of the shares of Low Duration U.S. Government Income Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted "FOR" the proposal described in this Proxy Statement/Prospectus. The presence in person or by proxy of Low Duration U.S. Government Income Fund shareholders entitled to cast a majority of all the votes entitled to be cast at the Meeting will constitute a quorum. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against such adjournment.

   Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but will not be
(i) considered votes cast at the Meeting or (ii) voted for or against any adjournment or proposal. Abstentions and broker non-votes are effectively votes against the proposal.

   Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of Managed Investments Trust ("Secretary"). To be effective, such revocation must be received by the Secretary prior to the Meeting. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy by voting in person.

   Mitchell Hutchins (not the Funds) will bear the expenses of the Reorganization. Managed Investments Trust intends to first mail this Proxy Statement/Prospectus and the accompanying proxy card on or about December 14, 2000. Shareholders of record as of the close of business on November 21, 2000 ("Record Date"), are entitled to vote at the Meeting. On the Record Date, Low Duration U.S. Government Income Fund had 77,372,015 shares outstanding, consisting of 55,155,009 Class A shares, 1,649,976 Class B shares, 20,234,274 Class C shares, and 332,756 Class Y shares. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Except as set forth in Appendix B, as of the Record Date, Mitchell Hutchins, the investment manager, administrator and distributor of both Funds, does not know of any person who owns beneficially or of record 5% or more of any class of shares of either Fund. As of that same date, the Trustees and officers, as a group, owned less than 1% of any class of either Fund's outstanding shares.

   Managed Investments Trust has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Meeting. Managed Investments Trust expects to solicit proxies by mail, telephone and via the internet. Managed Investments Trust officers and employees of Mitchell Hutchins who assist in the proxy solicitation will not receive any additional or special compensation for any such efforts. SCC will be paid approximately $9,200 for proxy solicitation services. Managed Investments Trust will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. Mitchell Hutchins may reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

  PROPOSAL: TO APPROVE OR DISAPPROVE THE AGREEMENT AND PLAN OF REORGANIZATION
                               AND TERMINATION.

                                   SYNOPSIS

   The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, the Statement of Additional Information, and the Plan. As discussed more fully below, Managed Investments Trust's Board believes that the proposed Reorganization will benefit Low Duration U.S. Government Income Fund's shareholders.

THE PROPOSED REORGANIZATION

   The Boards of PACE Trust and Managed Investments Trust, including their respective Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Trustees"), considered and approved the Plan at meetings held on September 13, 2000 and October 6, 2000, respectively. The Plan provides for the acquisition by PACE Government Securities Fixed Income Fund of all of Low Duration U.S. Government Income Fund's assets in exchange for PACE Government Securities Fixed Income Fund shares and the assumption by PACE Government Securities Fixed Income Fund of all of Low Duration U.S. Government Income Fund's stated liabilities. Low Duration U.S. Government Income Fund will then distribute the PACE Government Securities Fixed Income Fund shares to Low Duration U.S. Government Income Fund's shareholders, by class, so that each Low Duration U.S. Government Income Fund shareholder will receive the number of full and fractional shares of the corresponding class of PACE Government Securities Fixed Income Fund equal in aggregate NAV to the aggregate NAV of the shares of Low Duration U.S. Government Income Fund that the shareholder held at the time of the Reorganization. These transactions are scheduled to occur as of 4:00 p.m., Eastern time, on February 2, 2001, or on such later date as the conditions to consummation of the Reorganization are satisfied ("Closing Date"). Low Duration U.S. Government Income Fund will be terminated as soon as is practicable after the Closing Date. (See "Additional Information About the Reorganization," below.)

   Managed Investments Trust and PACE Trust will each receive an opinion of Kirkpatrick & Lockhart LLP to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, neither Fund nor any of its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. To the extent Low Duration U.S. Government Income Fund sells securities prior to the Closing Date, it may recognize net gains or losses. Any such net recognized gains would increase the amount of any distribution made to shareholders of Low Duration U.S. Government Income Fund prior to the Closing Date. (See "Additional Information About the Reorganization -- Federal Income Tax Considerations," below.)

   For the reasons set forth below under "Additional Information About the Reorganization -- Reasons for the Reorganization," the Board of Managed Investments Trust has determined that the Reorganization is in the best interests of Low Duration U.S. Government Income Fund and that the interests of existing Low Duration U.S. Government Income Fund shareholders will not be diluted as a result of the Reorganization. ACCORDINGLY, MANAGED INVESTMENTS TRUST'S BOARD UNANIMOUSLY RECOMMENDS APPROVAL OF THE REORGANIZATION.

COMPARATIVE FEE TABLE

   The table below describes the fees and expenses that you would pay if you buy and hold Low Duration U.S. Government Income Fund shares or PACE Government Securities Fixed Income Fund shares before the Reorganization and PACE Government Securities Fixed Income Fund shares after the Reorganization. The "Annual Fund Operating Expenses" set forth below are based on the fees and expenses for the fiscal year ended July 31, 2000 for PACE Government Securities Fixed Income Fund and for the six months ended May 31, 2000 (annualized) for Low Duration U.S. Government Income Fund. The pro forma information reflects the anticipated effects of the Reorganization as well as the proposed reorganization of PaineWebber U.S. Government Income Fund into PACE Government Securities Fixed Income Fund, which is expected to occur at approximately the same time as the Reorganization.

                                                                                    COMBINED PACE GOVERNMENT
                            LOW DURATION U.S.            PACE GOVERNMENT          SECURITIES FIXED INCOME FUND
                         GOVERNMENT INCOME FUND   SECURITIES FIXED INCOME FUND             PRO FORMA*
                         ----------------------- ------------------------------- -------------------------------
                         CLASS CLASS CLASS CLASS  CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS   CLASS
                           A     B     C     Y      A       B       C       Y       A       B       C       Y
                         ----- ----- ----- ----- ------- ------- ------- ------- ------- ------- ------- -------
SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)
Maximum Sales Charge
 (load) Imposed on
 Purchases (as a
 percentage of offering
 price)................     3%  None  None  None     4%     None    None    None     4%     None    None    None
Maximum Deferred Sales
 Charge (load) (as a
 percentage of original
 purchase price or
 redemption proceeds,
 whichever is less)....   None   3%  0.75%  None    None     5%    0.75%    None    None     5%    0.75%    None
Exchange Fee...........   None  None  None  None    None    None    None    None    None    None    None    None
ANNUAL FUND OPERATING EXPENSES (fees that are deducted from
 fund assets)
Management Fees**......  0.50% 0.50% 0.50% 0.50%   0.70%   0.70%   0.70%   0.70%   0.70%   0.70%   0.70%   0.70%
Distribution and/or
 Service (12b-1) Fees..  0.25% 1.00% 0.75%  None   0.25%   1.00%   0.75%    None   0.25%   1.00%   0.75%    None
Other Expenses***......  0.18% 0.30% 0.36% 0.22%   0.20%   0.22%   0.21%   0.19%   0.15%   0.17%   0.16%   0.12%
                         ----- ----- ----- ----- ------- ------- ------- ------- ------- ------- ------- -------
Total Annual Fund
 Operating Expenses....  0.93% 1.80% 1.61% 0.72%   1.15%   1.92%   1.66%   0.89%   1.10%   1.87%   1.61%   0.82%
                         ===== ===== ===== ===== ======= ======= ======= ======= ======= ======= ======= =======
Management Fee
 Waiver/Expense
 Reimbursements+.......    N/A   N/A   N/A   N/A (0.04)% (0.04)% (0.04)% (0.04)% (0.13)% (0.13)% (0.13)% (0.17)%
                         ----- ----- ----- ----- ------- ------- ------- ------- ------- ------- ------- -------
Net Expenses+..........  0.93% 1.80% 1.61% 0.72%   1.11%   1.88%   1.62%   0.85%   0.97%   1.74%   1.48%   0.65%
                         ===== ===== ===== ===== ======= ======= ======= ======= ======= ======= ======= =======

---------------
* The pro forma expense information assumes that shareholders of Low Duration U.S. Government Income Fund and PaineWebber U.S. Government Income Fund approve the proposed reorganizations. If shareholders of Low Duration U.S. Government Income Fund approve the Reorganization and shareholders of PaineWebber U.S. Government Income Fund do not approve its reorganization, the pro forma "Net Expenses" for each class of shares of the combined Fund would be the same as shown above due to the fee waiver and expense reimbursement agreement in effect for the combined Fund.

** For both Funds, "Management Fees" include fees paid to Mitchell Hutchins for administrative services.

*** "Other Expenses" for PACE Government Securities Fixed Income Fund are estimated based on the "other expenses" of the Fund's outstanding Class P shares for the fiscal year ended July 31, 2000, as adjusted to reflect estimated transfer agency expenses for each class. "Other Expenses" for each class of the combined Fund are based on the combined assets of PaineWebber U.S. Government Income Fund and Low Duration U.S. Government Income Fund.

+ PACE Trust and Mitchell Hutchins have entered into a written agreement with respect to PACE Government Securities Fixed Income Fund under which Mitchell Hutchins is contractually obligated to waive its management fees and/or reimburse the Fund to the extent that the total operating expenses of each class through December 1, 2002 otherwise would exceed the sum of 0.85% (the expense cap for the Fund's Class P shares) plus the 12b-1 fees, if any, and any higher transfer agency fees applicable to the class. The Fund has agreed to repay Mitchell Hutchins for any reimbursed expenses if it can do so over the following three fiscal years without causing the Fund's expenses in any of those three years to exceed these expense caps.

  PACE Trust and Mitchell Hutchins have entered into an additional written agreement with respect to PACE Government Securities Fixed Income Fund that becomes effective if the Reorganization is effected. Under that agreement, Mitchell Hutchins is contractually obligated to waive its management fees and/or reimburse the Fund to the extent that the total operating expenses of each class through December 1, 2002 otherwise would exceed the current operating expenses of PaineWebber U.S. Government Income Fund. This is the expense cap reflected in the "Net Expenses" for the combined Fund, and it applies even if the shareholders of PaineWebber U.S. Government Income Fund do not approve its reorganization. The Fund has agreed to repay Mitchell Hutchins for any reimbursed expenses if it can do so over the following three fiscal years without causing the Fund's expenses in any of those three years to exceed these expense caps.

   The example below is intended to help you compare the costs of investing in each Fund, both before and after the Reorganization.

   The example below assumes that you invest $10,000 in each Fund (including the combined Fund) for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investments each have a 5% return each year and that each Fund's operating expenses remain the same, except for the two-year period when PACE Government Securities Fixed Income Fund's and the combined Fund's expenses are lower due to the agreements with Mitchell Hutchins. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
LOW DURATION U.S. GOVERNMENT INCOME FUND
Class A.......................................   $392   $588   $  799   $1,409
Class B (assuming sale of all shares at end of
 period)......................................    683    866    1,175    1,676
Class B (assuming no sale of shares)..........    183    566      975    1,676
Class C (assuming sale of all shares at end of
 period)......................................    239    508      876    1,911
Class C (assuming no sale of shares)..........    164    508      876    1,911
Class Y.......................................     74    230      401      894
PACE GOVERNMENT SECURITIES FIXED INCOME FUND
Class A.......................................   $509   $743   $1,000   $1,735
Class B (assuming sale of all shares at end of
 period)......................................    691    895    1,229    1,852
Class B (assuming no sale of shares)..........    191    595    1,029    1,852
Class C (assuming sale of all shares at end of
 period)......................................    240    515      894    1,958
Class C (assuming no sale of shares)..........    165    515      894    1,958
Class Y.......................................     87    276      485    1,089
PRO FORMA PACE GOVERNMENT SECURITIES FIXED
 INCOME FUND
Class A.......................................   $495   $710   $  957   $1,664
Class B (assuming sale of all shares at end of
 period)......................................    677    862    1,186    1,782
Class B (assuming no sale of shares)..........    177    562      986    1,782
Class C (assuming sale of all shares at end of
 period)......................................    226    482      851    1,889
Class C (assuming no sale of shares)..........    151    482      851    1,889
Class Y.......................................     66    227      421      981

SUMMARY COMPARISON OF THE FUNDS

Investment Objectives and Policies

   The Funds have similar investment objectives, policies and overall risk characteristics. PACE Government Securities Fixed Income Fund seeks current income, while Low Duration U.S. Government Income Fund seeks the highest level of income that is consistent with the preservation of capital and low volatility of net asset value. Each Fund invests primarily in U.S. government bonds, including those backed by mortgages, and may invest to a lesser extent in non-government bonds, including those that are backed by mortgages and other assets. PACE Government Securities Fixed Income Fund may invest in non-government bonds within the three highest credit ratings. Low Duration U.S. Government Income Fund's investments in non-government bonds are limited to those with the highest credit ratings. PACE Government Securities Fixed Income Fund, however, normally limits its portfolio duration to between one and seven years, while Low Duration U.S. Government Income Fund normally limits its portfolio duration to between one and three years. Low Duration U.S. Government Income Fund also normally concentrates its investments in U.S. government and privately issued bonds that are backed by mortgages and other assets.

Investment Advisory Services

   Mitchell Hutchins has served as investment manager and administrator for PACE Government Securities Fixed Income Fund since the Fund's inception on August 24, 1995. As investment manager for the Fund, Mitchell

Hutchins provides portfolio management oversight rather than directly managing the Fund's investments. Mitchell Hutchins provides portfolio management oversight principally by performing initial reviews of prospective sub-advisers and supervising and monitoring the performance of the sub-advisers thereafter. Mitchell Hutchins also recommends to the Board of PACE Trust whether agreements with sub-advisers should be renewed, modified or terminated. The Fund's current sub-adviser, Pacific Investment Management Company LLC ("PIMCO"), has managed the Fund's investment portfolio since it commenced operations on August 24, 1995.

   Mitchell Hutchins has served as the investment adviser and administrator for Low Duration U.S. Government Income Fund since its inception on May 3, 1993 and directly managed the Fund's investments until October 24, 1994. Effective October 24, 1994, the Board of Managed Investments Trust appointed PIMCO to serve as sub-adviser for Low Duration U.S. Government Income Fund.

Purchase and Redemption Procedures

   Funds in the PaineWebber Flexible PricingSM System generally offer Class A, Class B, Class C and Class Y shares. PACE Government Securities Fixed Income Fund did not offer Class A, Class B, Class C and Class Y shares to the public prior to November 27, 2000. The purchase and redemption procedures for PACE Government Securities Fixed Income Fund's Class A, Class B, Class C and Class Y shares are the same as those currently in effect for the corresponding classes of shares of Low Duration U.S. Government Income Fund. You may exchange Class A, Class B or Class C shares of PACE Government Securities Fixed Income Fund for shares of the same class of most other PACE funds or PaineWebber Money Market Fund. Exchanges between other PaineWebber funds and PACE funds will not be activated until on or around March 1, 2001. You may not exchange Class Y shares.

                     COMPARISON OF PRINCIPAL RISK FACTORS

   Both Funds are subject to substantially similar risk factors associated with their investments in bonds. An investment in either Fund is not guaranteed; an investor may lose money by investing in either Fund. The principal risks presented by the Funds are:

   Interest Rate Risk -- The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise so that the value of a Fund's investments in bonds will fall. Interest rate risk is the primary source of risk for U.S. government and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.

   Some corporate bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise these "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. A Fund then may have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully from the rise in value that generally occurs for bonds when interest rates fall.

   Prepayment Risk -- Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, a Fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.

   Leverage Risk -- Leverage involves increasing the total assets in which a Fund can invest beyond the level of its net assets. Because leverage increases the amount of a Fund's assets, it can magnify the effect on the Fund of changes in market values. As a result, while leverage can increase a Fund's income and potential for gain, it also can increase expenses and the risk of loss. Each Fund uses leverage by investing in when-issued and delayed delivery securities and attempts to limit the potential magnifying effect of the leverage by managing portfolio duration.

   Credit Risk -- Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk.

   Derivatives Risk -- The value of "derivatives" -- so-called because their value "derives" from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible for a Fund to lose more than the amount it invested in the derivative. Options and futures contracts are examples of derivatives. A Fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if a Fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge may not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.

PRIMARY DIFFERENCES IN THE INVESTMENT RISKS OF THE FUNDS

   Concentration Risk -- Low Duration U.S. Government Income Fund normally invests at least 25% of its total assets in U.S. government and privately issued mortgage- and asset-backed securities. Concentration increases the Fund's exposure to the risks of these securities and might cause the Fund's net asset value to change more than it otherwise would. PACE Government Securities Fixed Income Fund does not concentrate its investments and, as a result, is not subject to this risk.

                            COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVES

   The Funds have similar investment objectives in that each seeks current income. PACE Government Securities Fixed Income Fund's investment objective is current income. Low Duration U.S. Government Income Fund's investment objective is the highest level of income that is consistent with the preservation of capital and low volatility of net asset value.

INVESTMENT POLICIES

   The Funds also have similar investment policies in that each invests primarily in U.S. government bonds. PACE Government Securities Fixed Income Fund invests in U.S. government bonds and other bonds of varying maturities, but normally limits its portfolio duration to between one and seven years. "Duration" is a measure of the Fund's exposure to interest rate risk. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of the assets in a portfolio.

   PACE Government Securities Fixed Income Fund invests primarily in mortgage-backed securities issued or guaranteed by U.S. government agencies and in other U.S. government securities. The Fund also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. These privately issued bonds generally have one of the two highest credit ratings, although the Fund may invest to a limited extent in privately issued bonds with the third highest credit rating.

   Low Duration U.S. Government Income Fund invests primarily in U.S. government bonds, including bonds that are backed by mortgages. Low Duration U.S. Government Income Fund also invests in non-government bonds that have the highest credit ratings and that are backed by mortgages or other assets. Low Duration U.S. Government Income Fund normally limits its portfolio duration to between one and three years. The Fund normally concentrates its investments in U.S. government and privately issued bonds that are backed by mortgages or other assets.

   Each Fund may invest in when-issued or delayed delivery bonds to increase its return, giving rise to a form of leverage.

   In selecting investments for PACE Government Securities Fixed Income Fund, PIMCO establishes duration targets for the Fund's portfolio based on its expectations for changes in interest rates and then positions the Fund to take advantage of yield curve shifts. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Fund's mortgage-backed bonds and also will buy and sell securities to adjust the Fund's average portfolio duration, yield curve and sector and prepayment exposure, as appropriate. PIMCO follows a similar process in deciding which securities to buy or sell for Low Duration U.S. Goverment Income Fund, although it applies its selection criteria to a narrower range of bonds to reflect the Fund's shorter normal portfolio duration.

   Derivatives. The Funds have similar policies with respect to the use of derivatives relating to the securities in which they normally invest. PACE Government Securities Fixed Income Fund may (but is not required to) use options, futures and other derivatives as part of its investment strategy or to help manage portfolio risks. Low Duration U.S. Government Income Fund may (but is not required to) use derivatives to help manage its portfolio duration.

   Temporary Defensive Positions; Cash Reserves. Each Fund may take a defensive position that is different from its normal investment strategy to protect itself from adverse market conditions. This means that each Fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. In addition, each Fund may increase its cash reserves to facilitate the transition to the investment style and strategies of a new sub-adviser. Because these investments provide relatively low income, a defensive or transitional position may not be consistent with achieving a Fund's investment objective. PACE Government Securities Fixed Income Fund is normally fully invested in accordance with its investment objective and policies. However, with the concurrence of Mitchell Hutchins, PACE Government Securities Fixed Income Fund may take a defensive position that is different from its normal investment strategy.

   Each Fund may invest to a limited extent in money market instruments as a cash reserve for liquidity or other purposes.

   Other Investment Policies. Each Fund may invest up to 15% of its net assets in illiquid securities. Each Fund may purchase securities on a when-issued basis or may purchase or sell securities for delayed delivery. Each Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. PACE Government Securities Fixed Income Fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. Low Duration U.S. Government Income Fund may borrow from banks and through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 33 1/3% of its total assets, except that the Fund may borrow an additional 5% of its total assets for temporary or emergency purposes. Neither Fund may purchase securities while borrowings in excess of 5% of its total assets are outstanding. Each Fund may invest in the securities of other investment companies and may sell short "against the box."

   Portfolio Turnover. Each Fund may engage in frequent trading to achieve its investment objectives. Frequent trading may result in a portfolio turnover of 100% or more (high portfolio turnover). Frequent trading may increase the portion of a Fund's capital gains that is realized for tax purposes in any given year, which may increase the Fund's taxable distributions in that year. Frequent trading also may increase the portion of a Fund's realized capital gains that are considered "short-term" for tax purposes. Shareholders will pay higher taxes on distributions that represent net short-term capital gains than they would pay on distributions that represent net long-term capital gains. Frequent trading also may result in higher Fund expenses due to transaction costs. Neither Fund restricts the frequency of trading to limit expenses or the tax effect that its distributions may have on shareholders. The portfolio turnover rates for Low Duration U.S. Government Income Fund for the last two fiscal years ended November 30, 2000 and 1999, were 453% and 270%, respectively, while the portfolio turnover rates for PACE Government Securities Fixed Income Fund for the last two fiscal years ended July 31, 2000 and 1999, were 585% and 418%, respectively.

OPERATIONS OF PACE GOVERNMENT SECURITIES FIXED INCOME FUND FOLLOWING THE REORGANIZATION

   It is not expected that PACE Government Securities Fixed Income Fund will revise any of its policies following the Reorganization to reflect those of Low Duration U.S. Government Income Fund. PIMCO has reviewed Low Duration U.S. Government Income Fund's current portfolio and determined that Low Duration U.S. Government Income Fund's holdings generally are compatible with PACE Government Securities Fixed Income Fund's portfolio. As a result, Mitchell Hutchins believes that, if the Reorganization is approved, a substantial portion of Low Duration U.S. Government Income Fund's assets could be transferred to and held by PACE Government Securities Fixed Income Fund.

   It is expected that some of Low Duration U.S. Government Income Fund's holdings may not remain at the time of the Reorganization due to normal portfolio turnover. It is not expected that any of Low Duration U.S. Government Income Fund's holdings will be incompatible with PACE Government Securities Fixed Income Fund's holdings. However, if the shareholders of Low Duration U.S. Government Income Fund approve the Reorganization, some of the Fund's holdings may need to be liquidated immediately prior to or following the Reorganization to adjust the duration of the combined Fund. Any portfolio holdings of Low Duration U.S. Government Income Fund that must be sold for this reason would be liquidated in an orderly manner and the proceeds held in temporary investments or reinvested in assets with durations that are consistent with the duration of the combined Fund. As of November 30, 2000, only a very small percentage of Low Duration U.S. Government Income Fund's portfolio holdings would have had to be sold to adjust the portfolio duration of the combined Fund. The portion of Low Duration U.S. Government Income Fund's assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the sub-adviser's continuing assessment of the appropriate portfolio duration for PACE Government Securities Fixed Income Fund at the approximate time of the Reorganization. The need for Low Duration U.S. Government Income Fund to dispose of investments in connection with the Reorganization may result in the Fund's selling securities at a disadvantageous time and could result in the Fund's realizing gain (or losses) that would not otherwise have been realized.

PERFORMANCE

   The following bar chart and table provide information about the performance of PACE Government Securities Fixed Income Fund Class P shares and thus give some indication of the risks of an investment in the Fund. The Fund's Class P shares were the only outstanding class of shares during the periods shown.

   The bar chart shows how PACE Government Securities Fixed Income Fund's performance has varied from calendar year to calendar year. The bar chart does not reflect the maximum annual PACE SM Select Advisors Program fee of 1.50% (which does not apply to shares received in the Reorganization) or the effect of sales charges or the higher expenses of PACE Government Securities Fixed Income Fund's Class A, Class B and Class C shares; if it did, the total returns shown would be lower.

   The first table that follows the bar chart shows the average annual returns over several time periods for the Fund's Class P shares. Class P shares are not subject to the sales charges applicable to the Fund's Class A, Class B and Class C shares or the higher expenses of these shares. The table does, however, reflect the maximum annual PACE SM Select Advisors Program fee of 1.50% applicable only to Class P shares. The program fee does not apply to shares received in the Reorganization. A footnote to this table shows performance of PACE Government Securities Fixed Income Fund's Class P shares for the same periods without deduction of this fee. Because all classes of shares invest in the same portfolio of securities, their annual returns would differ only to the extent of the different sales charges, expenses and program fees.

   The second table that follows the bar chart shows the average annual total returns over several time periods for Low Duration U.S. Government Income Fund's Class A, Class B, Class C and Class Y shares. This table reflects sales charges and 12b-1 fees for Class A, Class B and Class C shares of the Fund. The Fund's Class Y shares are not subject to any sales charges or 12b-1 fees and thus are most comparable to the Class P shares of

PACE Government Securities Fixed Income Fund. The performance of Low Duration U.S. Government Income Fund's Class Y shares for the 1999 calendar year can thus be compared to that of the Class P shares of PACE Government Securities Fixed Income Fund before deduction of the PACESM Select Advisors Program fee, as shown in the footnote to that Fund's table.

   The tables also compare each Fund's returns to returns of a broad-based market index that is unmanaged and, therefore, does not reflect the deduction of any fees or expenses. The two Funds have historically used different indices -- the Lehman Brothers Mortgage-Backed Securities Index for PACE Government Securities Fixed Income Fund and the Merrill Lynch 1-3 Year U.S. Treasury Index for Low Duration U.S. Government Income Fund. For comparative purposes, the returns of both indices are shown for each Fund in the tables below.

   Each Fund's past performance does not necessarily indicate how it will perform in the future.

PACE GOVERNMENT SECURITIES FIXED INCOME FUND -- TOTAL RETURN ON CLASS P SHARES (1996 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)


                                    [GRAPH]

                              1996          4.26%
                              1997          9.04%
                              1998          6.42%
                              1999          1.01%

                                 CALENDAR YEAR

Total return January 1 to September 30, 2000 -- 7.19%

Best quarter during years shown: 2nd quarter, 1997 -- 3.50%
Worst quarter during years shown: 1st quarter, 1996 -- (1.33)%

PACE GOVERNMENT SECURITIES FIXED INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

                                                           MERRILL LYNCH
CLASS                CLASS P  LEHMAN BROTHERS MORTGAGE-      1-3 YEAR
(INCEPTION DATE)    (8/24/95)  BACKED SECURITIES INDEX  U.S. TREASURY INDEX
----------------    --------- ------------------------- ------------------- ---
One Year...........   (0.49)%           1.86%                  3.06%
Life of Class......    4.29 %           6.42%                  5.71%

----------------
* The above performance reflects the deduction of the maximum annual PACESM Select Advisors Program fee of 1.50% (which does not apply to shares received in the Reorganization). If the program fee were not deducted, the average annual total returns of the Fund's Class P shares would be 1.01% for the year ended December 31, 1999 and 5.87% for "Life of Class."

LOW DURATION U.S. GOVERNMENT INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS
(as of December 31, 1999)

                                                                              LEHMAN BROTHERS
                                                               MERRILL LYNCH  MORTGAGE-BACKED
CLASS                    CLASS A  CLASS B* CLASS C   CLASS Y   1-3 YEAR U.S.    SECURITIES
(INCEPTION DATE)         (5/3/93) (5/3/93) (5/3/93) (10/20/95) TREASURY INDEX      INDEX
----------------         -------- -------- -------- ---------- -------------- ---------------
One Year................  (1.69)%  (2.51)%  (0.20)%    1.01%        3.06%          1.86%
Five Years..............    5.49%    5.18%    5.40%     N/A         6.51%          7.98%
Life of Class...........    3.76%    3.49%    3.57%    5.39%          **             **

----------------
 * Assumes conversion of Class B shares to Class A shares after six years.

** Average annual total returns for the Merrill Lynch 1-3 Year U.S. Treasury
   Index and the Lehman Brothers Mortgage-Backed Securities Index for the life of each class were as follows: Class A, Class B and Class C -- 5.43% and 6.17%, respectively, and Class Y -- 5.60% and 6.24%, respectively.

SALES CHARGES

   No sales charges apply when Low Duration U.S. Government Income Fund shareholders receive shares of PACE Government Securities Fixed Income Fund in connection with the Reorganization.

DIVIDENDS AND OTHER DISTRIBUTIONS

   PACE Government Securities Fixed Income Fund normally declares and pays dividends monthly. Low Duration U.S. Government Income Fund normally declares dividends daily and pays them monthly. Each Fund distributes substantially all of its gains, if any, annually. Classes with higher expenses are expected to have lower dividends. For example, Class B and Class C shares are expected to have the lowest dividends of any class of a Fund's shares, while Class Y shares (and, for PACE Government Securities Fixed Income Fund, Class P shares) would have the highest dividends.

   As a shareholder of PACE Government Securities Fixed Income Fund, you will receive dividends in additional shares of the Fund unless you elect to receive them in cash. Your current dividend distribution election for Low Duration U.S. Government Income Fund will remain the same after the Reorganization. Contact your Financial Advisor at PaineWebber if you prefer to receive dividends in cash.

   On or before the Closing Date, Low Duration U.S. Government Income Fund will distribute substantially all of its undistributed net investment income, net capital gain and net short-term capital gain, if any, in order to continue to maintain its tax status as a regulated investment company.

TAXES

   The dividends that you receive from either Fund generally are subject to federal income tax regardless of whether you receive them in additional Fund shares or in cash. If you hold Fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

   When you sell Fund shares, you generally will be subject to federal income tax on any gain you realize. If you exchange any Fund's shares for shares of another PaineWebber mutual fund, the transaction will be treated as a sale of the first fund's shares, and any gain will be subject to federal income tax.

   Any distribution of capital gains may be taxed at a lower rate than ordinary income, depending on whether the Fund held the assets that generated the gains for more than 12 months. A Fund will tell you annually how you should treat its dividends for tax purposes.

               FLEXIBLE PRICING: BUYING, SELLING AND EXCHANGING
            SHARES OF PACE GOVERNMENT SECURITIES FIXED INCOME FUND

FLEXIBLE PRICING

   PACE Government Securities Fixed Income Fund offers four new classes of shares -- Class A, Class B, Class C and Class Y -- established prior to the Reorganization. The four new classes of shares of PACE Government Securities Fixed Income Fund and the procedures for buying, selling and exchanging these shares, as described below, are substantially similar to the corresponding classes of shares and related procedures of Low Duration U.S. Government Income Fund. Prior to November 27, 2000, PACE Government Securities Fixed Income Fund offered only Class P shares, which are available only to participants in the PaineWebber PACESM Select Advisors Program.

   No sales charges apply when Low Duration U.S. Government Income Fund shareholders receive Class A, Class B, Class C or Class Y shares of PACE Government Securities Fixed Income Fund as part of the Reorganization. PACE Government Securities Fixed Income Fund is offering its four new classes of shares to the general public prior to the Reorganization. Class Y shares are only available to certain types of investors. Class A, Class B and Class C shares purchased other than as part of the Reorganization will be subject to the sales charges described below. In addition, each class has different ongoing expenses.

   PACE Government Securities Fixed Income Fund has adopted a plan under Rule 12b-1 governing its Class A, Class B and Class C shares that allows it to pay service fees for providing services to shareholders and (for Class B and Class C shares) distribution fees for the sale of its shares. The terms of these plans are substantially identical to the terms of the corresponding plans now in place for Low Duration U.S. Government Income Fund's Class A, Class B and Class C shares. Because the 12b-1 distribution fees for Class B and Class C shares are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than if you paid a front-end sales charge.

CLASS A SHARES

   Class A shares have a front-end sales charge that is included in the offering price of the Class A shares. This sales charge is not invested in the Fund. Class A shares pay an annual 12b-1 service fee of 0.25% of average net assets, but they pay no 12b-1 distribution fees. The ongoing expenses for Class A shares are lower than for Class B and Class C shares.

   The Class A sales charges for PACE Government Securities Fixed Income Fund are described in the following table.

CLASS A SALES CHARGES

                                                            REALLOWANCE TO SELECTED
                          SALES CHARGE AS A PERCENTAGE OF:   DEALERS AS PERCENTAGE
AMOUNT OF INVESTMENT     OFFERING PRICE NET AMOUNT INVESTED   OF OFFERING PRICE*
--------------------     -------------- ------------------- -----------------------
Less than $100,000......      4.00%            4.17%                 3.75%
$100,000 to $249,999....      3.00             3.09                  2.75
$250,000 to $499,999....      2.25             2.30                  2.00
$500,000 to $999,999....      1.75             1.78                  1.50
$1,000,000 and over
 (1)....................      None             None                  1.00(2)

----------------
(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares purchased through the reinvestment of dividends are not subject to this 1% charge. Withdrawals in the first year after purchase of up to 12% of the value of the Fund account under the Fund's Systematic Withdrawal Plan are not subject to this charge.

(2) Mitchell Hutchins pays 1% to the dealer.

* For an initial period ending on or about December 29, 2000, Mitchell Hutchins will reallow the full amount of the sales charge to selected dealers.

   The maximum front-end sales charge on Class A shares of PACE Government Securities Fixed Income Fund is higher than the maximum front-end sales charge on Class A shares of Low Duration U.S. Government Income Fund. If you purchase shares of PACE Government Securities Fixed Income Fund after the Reorganization, the higher sales charge on Class A shares of PACE Government Securities Fixed Income Fund will apply.

Sales Charge Reductions and Waivers. You may qualify for a lower sales charge if you already own Class A shares of a PaineWebber or PaineWebber PACE mutual fund. You can combine the value of Class A shares that you own in other PaineWebber or PaineWebber PACE funds and the purchase amount of the Class A shares of the PaineWebber or PaineWebber PACE fund that you are buying.

   You may also qualify for a lower sales charge if you combine your purchases with those of:

    .  your spouse, parents or children under age 21;

    .  your Individual Retirement Accounts (IRAs);

    .  certain employee benefit plans, including 401(k) plans;

    .  a company that you control;

    .  a trust that you created;

    . Uniform Transfers to Minors Act/Uniform Gifts to Minors Act accounts created by you or by a group of investors for your children; or

    .  accounts with the same adviser.

    You may qualify for a complete waiver of the sales charge if you:

    . Are an employee of PaineWebber or its affiliates or the spouse, parent or child under age 21 of a PaineWebber employee;

    . Buy these shares through a PaineWebber Financial Advisor who was formerly employed as an investment executive with a competing brokerage firm that was registered as a broker-dealer with the SEC, and

            -- you were the Financial Advisor's client at the competing brokerage firm;

            -- within 90 days of buying shares in a fund, you sell shares of one or more mutual funds that were principally underwritten by the competing brokerage firm or its affiliates, and you either paid a sales charge to buy those shares, pay a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

            -- you purchase an amount that does not exceed the total amount of money you received from the sale of the other mutual fund;

    . Acquire these shares through the reinvestment of dividends of a PaineWebber unit investment trust;

    . Are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets;

    . Are a participant in the PaineWebber Members OnlySM Program. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested; or

    . Acquire these shares through a PaineWebber InsightOneSM Program brokerage account.


CLASS B SHARES

   Class B shares have a contingent deferred sales charge. When you purchase Class B shares, we invest 100% of your purchase in Fund shares. However, you may have to pay the deferred sales charge when you sell your Fund shares, depending on how long you own the shares.

   Class B shares pay an annual 12b-1 distribution fee of 0.75% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. If you hold your Class B shares for six years, they will automatically convert to Class A shares, which have lower ongoing expenses.

   If you sell Class B shares before the end of six years, you will pay a deferred sales charge. We calculate the deferred sales charge by multiplying the lesser of the net asset value of the Class B shares at the time of purchase or the net asset value at the time of sale by the percentage shown below:

                                                             PERCENTAGE BY WHICH
                                                               THE SHARES' NET
                                                               ASSET VALUE IS
   IF YOU SELL SHARES WITHIN:                                    MULTIPLIED:
   --------------------------                                -------------------
   1st year since purchase..................................           5%
   2nd year since purchase..................................           4
   3rd year since purchase..................................           3
   4th year since purchase..................................           2
   5th year since purchase..................................           2
   6th year since purchase..................................           1
   7th year since purchase..................................        None

   We will not impose the deferred sales charge on Class B shares purchased through the reinvestment of dividends or on withdrawals in any year of up to 12% of the value of your Class B shares under the Systematic Withdrawal Plan.

   For purposes of determining your deferred sales charge and when to convert your Class B shares to Class A shares, the holding period for the Class B shares of PACE Government Securities Fixed Income Fund that you received in connection with the Reorganization will include the period for which you held the corresponding Class B shares of Low Duration U.S. Government Income Fund and any other PaineWebber fund whose shares you exchanged for Class B shares of Low Duration U.S. Government Income Fund.

   The maximum deferred sales charge on Class B shares of PACE Government Securities Fixed Income Fund is higher than the maximum deferred sales charge on Class B shares of Low Duration U.S. Government Income Fund. In addition, the deferred sales charge for Class B shares of PACE Government Securities Fixed Income Fund declines to zero over a longer period of time. In recognition of this differential, the Class B shares of PACE Government Securities Fixed Income Fund issued in the Reorganization will be treated as having a holding period that is two years longer for purposes of determining the amount of the deferred sales charge incurred upon a subsequent sale and the period over which the deferred sales charge is assessed. However, if you purchase additional Class B shares of PACE Government Securities Fixed Income Fund after the Reorganization, the higher deferred sales charge and the longer deferred sales charge period on Class B shares of PACE Government Securities Fixed Income Fund will apply to a subsequent sale of those shares.

   To minimize your deferred sales charge, we will assume that you are selling:

    .  First, Class B shares representing reinvested dividends, and

    .  Second, Class B shares that you have owned the longest.

   Sales Charge Waivers. You may qualify for a waiver of the deferred sales charge on a sale of shares if:

    .  You participate in the Systematic Withdrawal Plan;

    . You are older than 59 1/2 and are selling shares to take a distribution from certain types of retirement plans;

    .  You receive a tax-free return of an excess IRA contribution;

    . You receive a tax-qualified retirement plan distribution following retirement;

    . The shares are sold within one year of your death and you owned the shares either (1) as the sole shareholder or (2) with your spouse as a joint tenant with the right of survivorship; or

    . The shares are held in trust and the death of the trustee requires liquidation of the trust.

CLASS C SHARES

   Class C shares have a level load sales charge in the form of ongoing 12b-1 distribution fees. When you purchase Class C shares, we will invest 100% of your purchase in Fund shares.

   Class C shares pay an annual 12b-1 distribution fee of 0.50% of average net assets, as well as an annual 12b-1 service fee of 0.25% of average net assets. Class C shares do not convert to another class of shares. This means that you will pay the 12b-1 fees for as long as you own your shares.

   Class C shares also have a contingent deferred sales charge. You may have to pay the deferred sales charge if you sell your shares within one year of the date you purchased them. We calculate the deferred sales charge on sales of Class C shares by multiplying 0.75% by the lesser of the net asset value of the Class C shares at the time of purchase or the net asset value at the time of sale. We will not impose the deferred sales charge on Class C shares representing reinvestment of dividends or on withdrawals in the first year after purchase, of up to 12% of the value of your Class C shares under the Systematic Withdrawal Plan.

   For purposes of determining your deferred sales charge, the holding period for the Class C shares of PACE Government Securities Fixed Income Fund that you receive in connection with the Reorganization will include the period for which you held the corresponding Class C shares of Low Duration U.S. Government Income Fund and any other PaineWebber fund whose shares you exchanged for Class C shares of Low Duration U.S. Government Income Fund.

   You may be eligible to sell your shares without paying a contingent deferred sales charge if you are a 401(k) or 403(b) qualified employee benefit plan with 50 or more eligible employees in the plan or at least $1 million in assets.

NOTE ON SALES CHARGE WAIVERS FOR CLASS A, CLASS B AND CLASS C SHARES:

   If you think that you qualify for any of these sales charge waivers described above, you will need to provide documentation to PaineWebber or the Fund. For more information, you should contact your PaineWebber Financial Advisor or correspondent firm or call 1-800-647-1568. If you want information on the Fund's Systematic Withdrawal Plan, see the SAI or contact your PaineWebber Financial Advisor or correspondent firm.

CLASS Y SHARES

   Class Y shares have no sales charge. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

    .  Buy shares through PaineWebber's PACE SM Multi Advisor Program;

    .  Buy $10 million or more of PaineWebber fund shares at any one time;

    . Are a qualified retirement plan with 5,000 or more eligible employees or $50 million in assets;

    . Are a corporation, bank, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization with 5,000 or more employees or with over $50 million in investable assets; or

    . Are an investment company advised by PaineWebber or an affiliate of PaineWebber.

   The trustee of PaineWebber's 401(k) Plus Plan for its employees is also eligible to purchase Class Y shares on behalf of that Plan.

   Class Y shares do not pay ongoing distribution or service fees or sales charges. The ongoing expenses for Class Y shares are lower than ongoing expenses of Class A, Class B and Class C shares.

BUYING SHARES

   If you are a PaineWebber client, or a client of a PaineWebber correspondent firm, you can purchase Fund's shares through your Financial Advisor. Otherwise, you can invest in the Fund through the Fund's transfer agent, PFPC Inc. You can obtain an application by calling 1-800-647-1568. You must complete and sign the application and mail it, along with a check, to:

   PFPC Inc.
   Attn.: PaineWebber Mutual Funds
   P.O. Box 8950
   Wilmington, DE 19899.

   You do not have to complete an application when you make additional investments in the Fund.

   The Fund and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of shares.

Minimum Investments

To open an account.................................... $1,000
To add to an account.................................. $  100

   The Fund may waive or reduce these amounts for:

    .  Employees of PaineWebber or its affiliates; or

    . Participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Fund's automatic investment plans.

Frequent Trading. The interests of the Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations-- also known as "market timing." When large dollar amounts are involved, the Fund may have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt the Fund's performance and its shareholders. When Mitchell Hutchins believes frequent trading would have a disruptive effect on the Fund's ability to manage its investments, Mitchell Hutchins and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that Mitchell Hutchins believes to be a market timer. The Fund may notify the market timer that a purchase order or an exchange has been rejected after the day the order is placed.

SELLING SHARES

   You can sell your Fund shares at any time. If you own more than one class of shares, you should specify which class you want to sell. If you do not, the Fund will assume that you want to sell shares in the following order: Class A, then Class C, then Class B and last, Class Y.

   If you want to sell shares that you purchased recently, the Fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

   If you have an account with PaineWebber or a PaineWebber correspondent firm, you can sell shares by contacting your Financial Advisor.

   If you do not have an account at PaineWebber or a correspondent firm, and you bought your shares through the transfer agent, you can sell your shares by writing to the Fund's transfer agent. Your letter must include:

  .  Your name and address;

  .  The Fund's name;

  .  The Fund account number;

  .  The dollar amount or number of shares you want to sell; and

  . A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The Fund will not accept signature guarantees that are not a part of these programs.

Mail the letter to:

    PFPC Inc.
    Attn.: PaineWebber Mutual Funds
    P.O. Box 8950
    Wilmington, DE 19899

   If you sell Class A shares and then repurchase Class A shares of the same fund within 365 days of the sale, you can reinstate your account without paying a sales charge.

   It costs the Fund money to maintain shareholder accounts. Therefore, the Fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the Fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. The Fund will not repurchase shares in accounts that fall below $500 solely because of a decrease in the Fund's net asset value.

EXCHANGING SHARES

   You may exchange Class A, Class B or Class C shares of the Fund for shares of the same class of most other PACE funds or of PaineWebber Money Market Fund. (It is expected that shareholders will also be able to exchange Class A, Class B or Class C shares of a PACE fund for shares of the same class of certain other PaineWebber mutual funds beginning on or about March 1, 2001). You may not exchange Class Y shares.

   You will not pay either a front-end sales charge or a deferred sales charge when you exchange shares. However, you may have to pay a deferred sales charge if you later sell the shares you acquired in the exchange. The Fund will use the date that you purchased the shares in the first fund to determine whether you must pay a deferred sales charge when you sell the shares in the acquired fund.

   You may not be able to exchange your shares if your exchange is not as large as the minimum investment amount in that other fund.

   You may exchange shares of one fund for shares of another fund only after the first purchase has settled and the first fund has received your payment.

PaineWebber and Correspondent Firm Clients. If you bought your shares through PaineWebber or a correspondent firm, you may exchange your shares by placing an order with your Financial Advisor.

Other Investors. If you are not a PaineWebber or correspondent firm client, you may exchange your shares by writing to the Fund's transfer agent. You must include:

    .  Your name and address;

    . The name of the fund whose shares you are selling and the name of the fund whose shares you want to buy;

    .  Your account number;

    . How much you are exchanging (by dollar amount or by number of shares to be sold); and

    . A guarantee of your signature. (See "Selling Shares" for information on obtaining a signature guarantee.)

Mail the letter to:

    PFPC Inc.
    Attn.: PaineWebber Mutual Funds
    P.O. Box 8950
    Wilmington, DE 19899

   The Fund may modify or terminate the exchange privilege at any time.

PRICING AND VALUATION

   The price at which you may buy, sell or exchange Fund shares is based on net asset value per share. The Fund calculates net asset value on days that the New York Stock Exchange, Inc. ("NYSE") is open. The Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open on most national holidays and on Good Friday, and the Fund does not price its shares on these days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the Fund's net asset value per share will be calculated as of the time trading was halted.

   Your price for buying, selling or exchanging shares will be based on the net asset value that is next calculated after the Fund accepts your order. If you place your order through PaineWebber, your PaineWebber Financial Advisor is responsible for making sure that your order is promptly sent to the Fund.

   You should keep in mind that a front-end sales charge may be applied to your purchase if you buy Class A shares. A deferred sales charge may be applied when you sell Class B or Class C shares.

   The Fund calculates its net asset value based on the current market value for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the Fund's board. The Fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

                                  MANAGEMENT

INVESTMENT MANAGER AND INVESTMENT ADVISER

   Mitchell Hutchins is the manager or investment adviser and administrator of both Funds. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), which is a wholly owned indirect subsidiary of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. On October 31, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $58.3 billion.

   As investment manager for PACE Government Securities Fixed Income Fund, Mitchell Hutchins recommends sub-advisers to the Board of PACE Trust to manage the Fund's investments, and monitors and reviews the performance of those sub-advisers.

   As investment adviser for Low Duration U.S. Government Income Fund, Mitchell Hutchins has selected a sub-adviser to manage the Fund's investments, subject to approval of the Board of Managed Investments Trust, and monitors and reviews the performance of that sub-adviser.

   Both PACE Trust and Managed Investments Trust have received exemptive orders from the SEC to permit the Board to select and replace sub-advisers and to amend the sub-advisory contracts between Mitchell Hutchins and the sub-advisers without obtaining shareholder approval.

SUB-ADVISER

   The same sub-adviser -- PIMCO -- manages the assets of each Fund. PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. On September 30, 2000, PIMCO had approximately $207 billion in assets under management. PIMCO is one of the largest fixed income management firms in the nation. Included among PIMCO's institutional clients are many "Fortune 500" companies.

   Scott Mather, an executive vice president of PIMCO, has been primarily responsible for the day-to-day portfolio management of PACE Government Securities Fixed Income Fund since November 1999. He also has been primarily responsible for the day-to-day management of Low Duration U.S. Government Income Fund since January 2000. Prior to joining PIMCO in 1998, Mr. Mather was associated with Goldman Sachs Funds Management, LP, where he was a trader in the fixed income division and specialized in structuring and trading a broad range of mortgage-backed securities as well as managing proprietary derivatives positions. PIMCO has served as sub-adviser to PACE Government Securities Fixed Income Fund since the Fund commenced operations on August 24, 1995 and has served as sub-adviser to Low Duration U.S. Government Income Fund since October 24, 1994.

ADVISORY FEES AND FUND EXPENSES

   PACE Government Securities Fixed Income Fund pays fees to Mitchell Hutchins for management and administrative services at the combined annual contract rate of 0.70% of average daily net assets. This combined fee includes an annual contract rate of 0.50% for investment management services and 0.20% for administrative services, both expressed as a percentage of the Fund's average daily net assets. During the fiscal year ended July 31, 2000, PACE Government Securities Fixed Income Fund paid Mitchell Hutchins at the lower effective rate of 0.66% of the Fund's average daily net assets because Mitchell Hutchins waived a portion of its fee. Low Duration U.S. Government Income Fund paid fees to Mitchell Hutchins for investment advisory and administrative services for the Fund's most recent fiscal year at the annual rate of 0.50% of the Fund's average daily net assets.

   The management and administrative services fees paid by PACE Government Securities Fixed Income Fund are greater than the advisory and administrative services fees paid by Low Duration U.S. Government Income Fund, and the overall operating expenses of each class of shares of PACE Government Securities Fixed Income Fund are higher than the current overall operating expenses of the corresponding class of shares of Low Duration U.S. Government Income Fund. However, Mitchell Hutchins has entered into a written management fee waiver and expense reimbursement agreement with PACE Government Securities Fixed Income Fund to assure that the post-merger combined Fund's overall operating expenses for each class of shares will be no higher than the current operating expenses of the corresponding class of shares of PaineWebber U.S. Government Income Fund. This agreement would become effective even if the proposed reorganization of PaineWebber U.S. Government Income Fund is not approved by its shareholders, so long as the shareholders of Low Duration U.S. Government Income Fund approve its Reorganization. This agreement would remain in effect through December 1, 2002. As a result of this agreement, Class A shares of the combined Fund are expected to have overall operating expenses that are somewhat higher than the current operating expenses of Class A shares of Low Duration U.S. Government Income Fund and the other classes of shares of the combined Fund would have overall operating expenses that are somewhat lower than the current operating expenses of the corresponding classes of Low Duration U.S. Government Income Fund. Absent the agreement with Mitchell Hutchins, it is expected that the overall operating expenses of all classes of the combined Fund would be equal to or higher than the current expenses of the corresponding classes of shares of Low Duration U.S. Government Income Fund. If the management fee waiver and expense reimbursement agreement is not renewed after December 1, 2002, the combined Fund will have overall operating expenses for each class of shares that are equal to or higher than the current expenses of Low Duration U.S. Government Income Fund.

                ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

   Managed Investments Trust's Board approved the proposed Reorganization at a meeting held on October 6, 2000. For the reasons described more fully below, the Board and Mitchell Hutchins believe that Low Duration U.S. Government Income Fund's shareholders will benefit from the merger with PACE Government Securities Fixed Income Fund because the combined Fund would have a larger asset base, which should provide greater opportunities for diversifying investments and realizing economies of scale. In addition, the Board and Mitchell Hutchins believe that operating two funds that offer significantly overlapping investments and similar management would result in higher expenses and less efficient operations than a single fund that combines the assets of the two original funds. In addition, although there can be no guarantee with respect to a fund's future performance, the Board and Mitchell Hutchins believe that PACE Government Securities Fixed Income Fund's ability to maintain a longer portfolio duration is more likely to provide better long-term performance results because bonds with longer durations generally provide higher returns.

   At the meeting of Managed Investments Trust's Board on October 6, 2000 and in a series of prior meetings and presentations, Mitchell Hutchins explained to the Board that it had undertaken an extensive review of whether the best interests of shareholders of a number of PaineWebber funds, including Low Duration U.S. Government Income Fund, would be served by continuing to operate the funds under their current arrangements. For Low Duration U.S. Government Income Fund, Mitchell Hutchins' review included a possible restructuring of the Fund's investment management arrangements and a possible reorganization into another PaineWebber fund.

   Mitchell Hutchins noted that PACE Government Securities Fixed Income Fund has a similar investment objective and, like Low Duration U.S. Government Income Fund, invests primarily in U.S. government bonds, including those backed by mortgages. In addition, the Funds are managed by the same sub-adviser, which uses similar investment strategies for both Funds. Mitchell Hutchins noted, however, that PACE Government Securities Fixed Income Fund normally limits its portfolio duration to between one and seven years, while Low Duration U.S. Government Income Fund normally limits its portfolio duration to between one and three years. In addition, Low Duration U.S. Government Income Fund normally concentrates its investments in U.S.

government and privately issued bonds that are backed by mortgages and other assets, while PACE Government Securities Fixed Income Fund has no corresponding concentration policy. (See "Comparison of the Funds" above for a more complete description of the investment objectives, policies and risks of the Funds.)

   Mitchell Hutchins noted that Low Duration U.S. Government Income Fund's assets had generally been either declining or relatively flat for the past five years, which indicated that the Fund was becoming less attractive to investors. Mitchell Hutchins stated its belief that the Reorganization would likely benefit Low Duration U.S. Government Income Fund's shareholders because the larger asset base of the combined Fund could give the combined Fund greater opportunities to diversify investments and realize economies of scale. Mitchell Hutchins stated its belief that the Reorganization would benefit the Fund's shareholders by giving them an opportunity to invest in securities that are similar to those held by Low Duration U.S. Government Income Fund, except for their generally longer duration, and that the increased risks associated with these longer durations would be offset by the potential for improved returns. Mitchell Hutchins noted, however, that there is no guarantee regarding the future performance of the combined Fund.

   Mitchell Hutchins explained that the investment management and administration fee currently paid by PACE Government Securities Fixed Income Fund is greater than that currently paid by Low Duration U.S. Government Income Fund. Mitchell Hutchins noted its belief, however, that the higher management fee is consistent with managing a portfolio with a longer portfolio duration and the ability to invest in a somewhat wider range of issues. Mitchell Hutchins also informed the Board of Managed Investments Trust that it had entered into a written management fee waiver and expense reimbursement agreement with PACE Government Securities Fixed Income Fund to assure that the Fund's overall operating expenses for each class of shares will be no higher than the current operating expenses of the corresponding class of shares of PaineWebber U.S. Government Income Fund. This agreement would be effective even if the proposed reorganization of PaineWebber U.S. Government Income Fund is not approved by its shareholders, so long as the shareholders of Low Duration U.S. Government Income Fund approve the Reorganization. This agreement would remain in effect through December 1, 2002. As a result of this agreement, the Class A shares of the combined Fund are expected to have overall operating expenses that are somewhat higher than the current operating expenses of the Class A shares of Low Duration U.S. Government Income Fund and the other classes of shares of the combined Fund would have overall operating expenses that are somewhat lower than the current operating expenses of the corresponding classes of Low Duration U.S. Government Income Fund. Absent the agreement, it is expected that the overall operating expenses of all classes of the combined Fund would be equal to or higher than the current expenses of the corresponding classes of shares of Low Duration U.S. Government Income Fund. (See "Comparative Fee Table" above for a more complete description of the fees and expenses of the Funds, both before and after the Reorganization.)

   Finally, Mitchell Hutchins reviewed with the Board the principal terms of the Plan. Mitchell Hutchins informed the Board that the Reorganization would be tax-free to Low Duration U.S. Government Income Fund and its shareholders, that shareholders of the combined Fund after the Reorganization could continue to exchange into other PaineWebber open-end funds without having to pay an additional sales load should their investment priorities change, and that no sales charges would be imposed on any PACE Government Securities Fixed Income Fund shares issued in connection with the Reorganization. Furthermore, Mitchell Hutchins informed the Board of Managed Investments Trust that, for purposes of calculating the contingent deferred sales charge, the holding period for the Class B and Class C shares distributed to Class B and Class C shareholders of Low Duration U.S. Government Income Fund would include the holding period for the shares of Low Duration U.S. Government Income Fund and any other PaineWebber fund shares of the same class that were exchanged for shares of Low Duration U.S. Government Income Fund, plus an additional two years to adjust for the longer holding period and higher deferred sales charges of PACE Government Securities Fixed Income Fund.

   As part of its consideration, the Board of Managed Investments Trust examined a number of factors with respect to the Reorganization, including:
(1) the compatibility of the Funds' investment objectives, policies and restrictions; (2) the Funds' respective investment performances; (3) the likely impact of the Reorganization on the expense ratio of PACE Government Securities Fixed Income Fund and that expense ratio relative to Low

Duration U.S. Government Income Fund's current expense ratio; (4) that Mitchell Hutchins would bear the costs of the Reorganization; (5) the compatibility of the Funds' portfolio holdings and the effect on Low Duration U.S. Government Income Fund and its shareholders of any realignment of its portfolio in connection with the Reorganization; (6) the tax consequences of the Reorganization; (7) the potential benefits of the Reorganization to other persons, including Mitchell Hutchins and its affiliates; (8) Mitchell Hutchins' assessment that the proposed Reorganization will be beneficial to the shareholders of Low Duration U.S. Government Income Fund and will not dilute their interests; (9) the advisory arrangements in place for the Funds and the level and quality of investment advisory services provided or to be provided by Mitchell Hutchins and PIMCO; and (10) the terms of the proposed Plan.

   On the basis of the information provided to it and its evaluation of that information, the Board of Managed Investments Trust, including a majority of its Independent Trustees, determined that the Reorganization would be in the best interests of Low Duration U.S. Government Income Fund and that the interests of existing Low Duration U.S. Government Income Fund shareholders will not be diluted as a result of the Reorganization. THEREFORE, THE BOARD OF MANAGED INVESTMENTS TRUST UNANIMOUSLY APPROVED THE REORGANIZATION AND RECOMMENDED THE APPROVAL OF THE PLAN BY THE SHAREHOLDERS OF LOW DURATION U.S. GOVERNMENT INCOME FUND AT THE MEETING.

TERMS OF THE REORGANIZATION

   The terms and conditions under which the Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of the form of which is attached as Appendix A to this Proxy Statement/Prospectus.

   The Plan contemplates (1) PACE Government Securities Fixed Income Fund's acquiring on the Closing Date all the assets of Low Duration U.S. Government Income Fund in exchange solely for PACE Government Securities Fixed Income Fund shares and PACE Government Securities Fixed Income Fund's assumption of all of Low Duration U.S. Government Income Fund's stated liabilities and (2) the distribution of those shares to Low Duration U.S. Government Income Fund shareholders. Low Duration U.S. Government Income Fund's assets include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on its books and other property owned by it as of the close of business on the Closing Date ("Effective Time") (collectively, the "Assets"). PACE Government Securities Fixed Income Fund will assume from Low Duration U.S. Government Income Fund all its liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, and whether or not specifically referred to in the Plan, but only to the extent disclosed or provided for in Low Duration U.S. Government Income Fund's most recent annual audited and semi-annual unaudited financial statements, or incurred by Low Duration U.S. Government Income Fund subsequent to the date of those financial statements and disclosed in writing to and accepted by PACE Trust (collectively, the "Liabilities"). Low Duration U.S. Government Income Fund agreed in the Plan to use its best efforts to discharge all of its known Liabilities prior to the Effective Time.

   The value of the Assets to be acquired, and the amount of the Liabilities to be assumed, by PACE Government Securities Fixed Income Fund and the NAV per share of each class of PACE Government Securities Fixed Income Fund will be determined as of the close of regular trading on the NYSE on the Closing Date ("Valuation Time"), using the applicable valuation procedures described in PACE Government Securities Fixed Income Fund's then-current Prospectus and SAI. These procedures are identical to those used by Low Duration U.S. Government Income Fund and described in its current Prospectus and SAI. Low Duration U.S. Government Income Fund's NAV will be the value of the Assets to be acquired by PACE Government Securities Fixed Income Fund, less the amount of the Liabilities, as of the Valuation Time.

   On, or as soon as practicable after, the Closing Date, Low Duration U.S. Government Income Fund will distribute to its shareholders of record as of the Effective Time the PACE Government Securities Fixed Income Fund shares it receives, by class, so that each Low Duration U.S. Government Income Fund shareholder will receive the number of full and fractional shares of the corresponding class of PACE Government Securities Fixed Income Fund equal in aggregate NAV to the shareholder's shares in Low Duration U.S. Government Income Fund. That distribution will be accomplished by opening accounts on the books of PACE Government Securities Fixed Income Fund in the names of Low Duration U.S. Government Income Fund's shareholders and crediting those accounts with the appropriate number of PACE Government Securities Fixed Income Fund shares. Fractional shares of PACE Government Securities Fixed Income Fund will be rounded to the third decimal place.

   The NAV per share of PACE Government Securities Fixed Income Fund will not change as a result of the Reorganization. Thus, the Reorganization will not result in a dilution of any shareholder interest in either Fund. In addition, Mitchell Hutchins (not the Fund) will bear the expenses of the Reorganization. Low Duration U.S. Government Income Fund will be terminated after the Reorganization.

   The consummation of the Reorganization is subject to a number of conditions set forth in the Plan, some of which may be waived by either Fund. In addition, the Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that would have a material adverse effect on the interests of Low Duration U.S. Government Income Fund shareholders. If the Reorganization is not approved by shareholders at the Meeting, Low Duration U.S. Government Income Fund will continue to operate as a series of Managed Investments Trust, and its Board will then consider other options and alternatives for the future of the Fund, including the liquidation of the Fund, resubmitting this proposal for shareholder approval or other appropriate action.

DESCRIPTION OF SECURITIES TO BE ISSUED

   PACE Government Securities Fixed Income Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. The Fund's shares are divided into five classes, designated Class A, Class B, Class C, Class Y and Class P shares. Class P shares are not involved in the Reorganization. A share of each class of PACE Government Securities Fixed Income Fund represents an identical interest in the Fund's investment portfolio and has the same rights, privileges and preferences. Each share of the Fund is entitled to participate equally in dividends and other distributions of the Fund, except that dividends and other distributions will appropriately reflect expenses allocated to a particular class. Shares of the Fund entitle their holders to one vote per full share and fractional votes for fractional shares held. PACE Trust does not hold annual meetings. Shares of the Fund generally are voted together, except that only the shareholders of a particular class of the Fund may vote on matters affecting only that class, such as the terms of a Rule 12b-1 plan as it relates to the class. Shares of each series of PACE Trust will be voted separately, except when an aggregate vote of all the series is required by law.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

   Certain fundamental investment restrictions of Low Duration U.S. Government Income Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company, might be construed as restricting its ability to carry out the Reorganization. By approving the Plan, you agree to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

FEDERAL INCOME TAX CONSIDERATIONS

   The Reorganization is intended to be a tax-free reorganization within the meaning of section 368(a)(1) of the Code. Managed Investments Trust and PACE Trust will each receive an opinion of Kirkpatrick & Lockhart LLP, counsel to Managed Investments Trust and tax counsel to PACE Trust, substantially to the following effect:

     (1) PACE Government Securities Fixed Income Fund's acquisition of the Assets in exchange solely for its shares and its assumption of the Liabilities, followed by Low Duration U.S. Government Income

  Fund's distribution of those shares pro rata to its shareholders constructively in exchange for their Low Duration U.S. Government Income Fund shares, will qualify as a reorganization within the meaning of section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     (2) Low Duration U.S. Government Income Fund will recognize no gain or loss on its transfer of the Assets to PACE Government Securities Fixed Income Fund in exchange solely for PACE Government Securities Fixed Income Fund shares and PACE Government Securities Fixed Income Fund's assumption of the Liabilities or on the subsequent distribution of those shares to Low Duration U.S. Government Income Fund's shareholders in constructive exchange for their Low Duration U.S. Government Income Fund shares;

     (3) PACE Government Securities Fixed Income Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for its shares and its assumption of the Liabilities;

     (4) PACE Government Securities Fixed Income Fund's basis in the Assets will be the same as Low Duration U.S. Government Income Fund's basis therein immediately before the Reorganization, and PACE Government Securities Fixed Income Fund's holding period for the Assets will include Low Duration U.S. Government Income Fund's holding period therefor;

     (5) A Low Duration U.S. Government Income Fund shareholder will recognize no gain or loss on the constructive exchange of all its Low Duration U.S. Government Income Fund shares solely for PACE Government Securities Fixed Income Fund shares pursuant to the Reorganization; and

     (6) A Low Duration U.S. Government Income Fund shareholder's aggregate basis in the PACE Government Securities Fixed Income Fund shares it receives in the Reorganization will be the same as the aggregate basis for its Low Duration U.S. Government Income Fund shares it constructively surrenders in exchange for those PACE Government Securities Fixed Income Fund shares, and its holding period for those PACE Government Securities Fixed Income Fund shares will include its holding period for those Low Duration U.S. Government Income Fund shares, provided the shareholder holds them as capital assets on the Closing Date.

   The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

   Utilization by PACE Government Securities Fixed Income Fund after the Reorganization of any pre-Reorganization capital losses realized by Low Duration U.S. Government Income Fund could be subject to limitation in future years under the Code.

   You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, you also should consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

REQUIRED VOTE

   The proposal to approve the Plan requires the affirmative vote of the lesser of (1) 67% or more of the shares of Low Duration U.S. Government Income Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting.

            THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                               ----------------

                           ORGANIZATION OF THE FUNDS

   PACE Government Securities Fixed Income Fund commenced operations on August 24, 1995 as a diversified series of PACE Trust. PACE Trust was organized as a Delaware business trust on September 9, 1994, and is registered under the 1940 Act as an open-end management investment company. The operations of PACE Trust, as a Delaware business trust, are governed by its Trust Instrument, By-Laws and Delaware law.

   Low Duration U.S. Government Income Fund commenced operations on May 3, 1993 as a diversified series of Managed Investments Trust. Managed Investments Trust was organized as a Massachusetts business trust on November 21, 1986, and is registered under the 1940 Act as an open-end management investment company. The operations of Managed Investments Trust, as a Massachusetts business trust, are governed by its Declaration of Trust, By-Laws and Massachusetts law.

                             FINANCIAL HIGHLIGHTS

   The following financial highlights table is intended to help you understand PACE Government Securities Fixed Income Fund's financial performance for the periods shown. The table shows information for the Fund's Class P shares because they were the only class of shares outstanding during the periods shown. Certain information reflects financial results for a single Fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors for PACE Government Securities Fixed Income Fund, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report to Shareholders, dated July 31, 2000, which may be obtained without charge by calling 1-800-647-1568.


                               PACE GOVERNMENT SECURITIES FIXED INCOME
                                             INVESTMENTS
                          ---------------------------------------------------------
                             FOR THE YEARS ENDED JULY 31,            FOR THE PERIOD
                          ----------------------------------------   ENDED JULY 31,
                            2000       1999       1998      1997         1996+
                          --------   --------   --------  --------   --------------
Net asset value,
 beginning of period....  $  12.10   $  12.59   $  12.61  $  12.07      $ 12.00
                          --------   --------   --------  --------      -------
Net investment income...      0.73       0.68       0.72      0.64         0.49
Net realized and
 unrealized gains
 (losses) from
 investments, options
 and futures............      0.01      (0.43)      0.18      0.58         0.03
                          --------   --------   --------  --------      -------
Net increase from
 investment operations..      0.74       0.25       0.90      1.22         0.52
                          --------   --------   --------  --------      -------
Dividends from net
 investment income......     (0.75)     (0.71)     (0.72)    (0.63)       (0.44)
Distributions from net
 realized gains from
 investments............       --       (0.03)     (0.20)    (0.05)       (0.01)
                          --------   --------   --------  --------      -------
Total dividends and
 distributions..........     (0.75)     (0.74)     (0.92)    (0.68)       (0.45)
                          --------   --------   --------  --------      -------
Net asset value, end of
 period.................  $  12.09   $  12.10   $  12.59  $  12.61      $ 12.07
                          ========   ========   ========  ========      =======
Total investment
 return(1)..............      6.36%      2.02%      7.39%    10.42%        4.35%
                          ========   ========   ========  ========      =======
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period (000's).........  $198,918   $191,719   $162,119  $101,606      $58,752
Expenses to average net
 assets, net of fee
 waivers and expense
 reimbursements.........     0.87%++    0.87%++     0.85%    1.57%++      0.85%*
Expenses to average net
 assets, before fee
 waivers and expense
 reimbursements.........     0.91%++    0.93%++     0.95%    1.70%++      1.15%*
Net investment income to
 average net assets, net
 of fee waivers and
 expense
 reimbursements.........     6.12%++    5.49%++     5.90%    5.44%++      5.09%*
Net investment income to
 average net assets,
 before fee waivers and
 expense
 reimbursements.........     6.08%++    5.43%++     5.80%    5.31%++      4.79%*
Portfolio turnover......      585%       418%        353%     712%         978%

----------------
+ For the period August 24, 1995 (commencement of operations) through July 31, 1996.
*  Annualized.
++ Includes 0.02%, 0.01% and 0.72% of interest expense related to reverse repurchase agreements during the years ended July 31, 2000, July 31, 1999 and July 31, 1997, respectively.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or program fees; results would be lower if they were included. Total investment return for period of less than one year has not been annualized.

                                CAPITALIZATION

   The following table shows the capitalization of each of Low Duration U.S. Government Income Fund and PACE Government Securities Fixed Income Fund as of July 31, 2000, and the pro forma capitalization as of the same date, assuming that shareholders of Low Duration U.S. Government Income Fund and PaineWebber U.S. Government Income Fund approve the reorganizations with PACE Government Securities Fixed Income Fund:

                                         PACE GOVERNMENT   PRO FORMA CLASS A
                          LOW DURATION     SECURITIES          COMBINED
                         U.S. GOVERNMENT  FIXED INCOME      PACE GOVERNMENT
                          INCOME FUND:        FUND:        SECURITIES FIXED
                             CLASS A         CLASS A          INCOME FUND
                         --------------- --------------- ---------------------
Net Assets..............  $106,542,467    $    0             $312,387,473
Shares Outstanding......    46,534,977         0               25,847,535
Net Asset Value Per
 Share..................  $       2.29    $    0             $      12.09

                                         PACE GOVERNMENT   PRO FORMA CLASS B
                          LOW DURATION     SECURITIES          COMBINED
                         U.S. GOVERNMENT  FIXED INCOME      PACE GOVERNMENT
                          INCOME FUND:        FUND:        SECURITIES FIXED
                             CLASS B         CLASS B          INCOME FUND
                         --------------- --------------- ---------------------
Net Assets..............  $  4,095,236    $    0             $ 11,610,434
Shares Outstanding......     1,791,501         0                  960,669
Net Asset Value Per
 Share..................  $       2.29    $    0             $      12.09
                                         PACE GOVERNMENT
                          LOW DURATION     SECURITIES      PRO FORMA CLASS C
                         U.S. GOVERNMENT  FIXED INCOME       COMBINED PACE
                          INCOME FUND:        FUND:      GOVERNMENT SECURITIES
                             CLASS C         CLASS C       FIXED INCOME FUND
                         --------------- --------------- ---------------------
Net Assets..............  $ 49,588,743    $    0             $ 65,502,560
Shares Outstanding......    21,682,285         0                5,419,807
Net Asset Value Per
 Share..................  $       2.29    $    0             $      12.09

                                         PACE GOVERNMENT
                          LOW DURATION     SECURITIES      PRO FORMA CLASS Y
                         U.S. GOVERNMENT  FIXED INCOME       COMBINED PACE
                          INCOME FUND:        FUND:      GOVERNMENT SECURITIES
                             CLASS Y         CLASS Y       FIXED INCOME FUND
                         --------------- --------------- ---------------------
Net Assets..............  $    858,162    $    0             $  9,668,860
Shares Outstanding......       374,162         0                  800,020
Net Asset Value Per
 Share..................  $       2.29    $    0             $      12.09

                                         PACE GOVERNMENT
                          LOW DURATION     SECURITIES      PRO FORMA CLASS P
                         U.S. GOVERNMENT  FIXED INCOME       COMBINED PACE
                          INCOME FUND:        FUND:      GOVERNMENT SECURITIES
                             CLASS P         CLASS P       FIXED INCOME FUND
                         --------------- --------------- ---------------------
Net Assets..............  $    0          $198,918,021       $198,918,021
Shares Outstanding......       0            16,458,856         16,458,856
Net Asset Value Per
 Share..................  $    0          $      12.09       $      12.09

                                 LEGAL MATTERS

   Certain legal matters concerning the issuance of PACE Government Securities Fixed Income Fund shares as part of the Reorganization will be passed upon by Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, counsel to PACE Trust. Certain legal matters concerning the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036-1800.

         INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

   PACE Trust and Managed Investments Trust are each subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith each files reports and other information with the SEC. Reports, proxy statements, registration statements and other information may be inspected without charge and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, Suite 1300, New York, NY 10048, and 500 West Madison Street, 14th floor, Chicago, IL 60661. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding PACE Trust and Managed Investments Trust. Copies of such material may also be obtained, after paying a duplicating fee, from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC, 20549, or by electronic request at the following e-mail address: publicinfo@sec.gov.

                                    EXPERTS

   The audited financial statements of Low Duration U.S. Government Income Fund incorporated by reference in the SAI have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in Low Duration U.S. Government Income Fund's Annual Report to Shareholders for the fiscal year ended November 30, 1999. The audited financial statements of PACE Government Securities Fixed Income Fund incorporated by reference in the SAI for the fiscal year ended July 31, 2000, have been audited by Ernst & Young LLP, independent auditors, whose report thereon is included in PACE Government Securities Fixed Income Fund's Annual Report to Shareholders for the fiscal year ended July 31, 2000. The financial statements audited by Ernst & Young LLP have been incorporated by reference in the SAI in reliance on its report given on its authority as experts in auditing and accounting.

                               OTHER INFORMATION

   Shareholder Proposals. As a general matter, Managed Investments Trust does not hold annual or other regular meetings of shareholders. Any shareholder who wishes to submit proposals to be considered at a special meeting of Low Duration U.S. Government Income Fund's shareholders should send such proposals to Low Duration U.S. Government Income Fund at 51 West 52nd Street, New York, New York 10019-6114. Proposals must be received a reasonable period of time prior to any meeting to be included in the proxy materials or otherwise considered. Moreover, consideration of such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

   Other Business. Managed Investments Trust's management knows of no other business to be presented to the Meeting other than the matters set forth in this Proxy Statement/Prospectus, but should any other matter requiring a vote of Low Duration U.S. Government Income Fund's shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                  APPENDIX A

         FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

   This Agreement and Plan of Reorganization and Termination ("Agreement") is
made as of     , 2001, by and among PaineWebber PACE Select Advisors Trust, a
Delaware business trust ("PACE Trust"), on behalf of PACE Government Securities Fixed Income Investments, a segregated portfolio of assets ("series") thereof ("Acquiring Fund"), PaineWebber Managed Investments Trust, a Massachusetts business trust ("Target Trust"), on behalf of PaineWebber Low Duration U.S. Government Income Fund, a series thereof ("Target"), and solely for purposes of paragraph 7.2 hereof, Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"). (Acquiring Fund and Target are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and PACE Trust and Target Trust are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by Acquiring Fund or Target are made and shall be taken or undertaken by PACE Trust or Target Trust, respectively.

   The Investment Companies wish to effect a reorganization described in section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations"). The reorganization will involve the transfer of Target's assets to Acquiring Fund in exchange solely for voting shares of beneficial interest in Acquiring Fund and the assumption by Acquiring Fund of Target's stated liabilities, followed by the constructive distribution of those shares pro rata to the holders of shares of beneficial interest in Target ("Target Shares") in exchange therefor, all on the terms and conditions set forth herein. The foregoing transactions are referred to herein collectively as the "Reorganization."

   The Target Shares are divided into four classes, designated Class A, Class B, Class C, and Class Y shares ("Class A Target Shares," "Class B Target Shares," "Class C Target Shares," and "Class Y Target Shares," respectively). Acquiring Fund's shares are divided into five classes, four of which also are designated Class A, Class B, Class C, and Class Y shares ("Class A Acquiring Fund Shares," "Class B Acquiring Fund Shares," "Class C Acquiring Fund Shares," and "Class Y Acquiring Fund Shares," respectively, and collectively "Acquiring Fund Shares"). Each class of Acquiring Fund Shares is substantially similar to the identically designated class of Target Shares.

   In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

   1.1. Target agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor--

    (a) to issue and deliver to Target the number of full and fractional (rounded to the third decimal place) (i) Class A Acquiring Fund Shares determined by dividing the net value of Target (computed as set forth in paragraph 2.1) ("Target Value") attributable to the Class A Target Shares by the net asset value ("NAV") of a Class A Acquiring Fund Share (computed as set forth in paragraph 2.2), (ii) Class B Acquiring Fund Shares determined by dividing the Target Value attributable to the Class B Target Shares by the NAV of a Class B Acquiring Fund Share (as so computed), (iii) Class C Acquiring Fund Shares determined by dividing the Target Value attributable to the Class C Target Shares by the NAV of a Class C Acquiring Fund Share (as so computed), and (iv) Class Y Acquiring Fund Shares determined by dividing the Target Value attributable to the Class Y Target Shares by the NAV of a Class Y Acquiring Fund Share (as so computed), and

    (b) to assume all of Target's stated liabilities described in paragraph
        1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph
3.1).

   1.2. The Assets shall include all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target's books, and other property owned by Target at the Effective Time (as defined in paragraph 3.1).

   1.3. The Liabilities shall include all of Target's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, and whether or not specifically referred to in this Agreement, but only to the extent disclosed or provided for in Target Trust's financial statements referred to in paragraph 4.1.18, or otherwise disclosed in writing to and accepted by PACE Trust. Notwithstanding the foregoing, Target agrees to use its best efforts to discharge all its Liabilities before the Effective Time.

   1.4. At or immediately before the Effective Time, Target shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for its current taxable year through the Effective Time.

   1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to Target's shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by PACE Trust's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder, by class (i.e., the account for a Shareholder of Class A Target Shares shall be credited with the respective pro rata number of Class A Acquiring Fund Shares due that Shareholder; the account for a Shareholder of Class B Target Shares shall be credited with the respective pro rata number of Class B Acquiring Fund Shares due that Shareholder; the account for a Shareholder of Class C Target Shares shall be credited with the respective pro rata number of Class C Acquiring Fund Shares due that Shareholder; and the account for a Shareholder of Class Y Target Shares shall be credited with the respective pro rata number of Class Y Acquiring Fund Shares due that Shareholder). All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

   1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target shall be terminated as a series of Target Trust and any further actions shall be taken in connection therewith as required by applicable law.

   1.7. Any reporting responsibility of Target to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

   1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

2. VALUATION

   2.1. For purposes of paragraph 1.1(a), Target's net value shall be (a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Acquiring Fund's then-current prospectus and statement of additional information ("SAI"), less (b) the amount of the Liabilities as of the Valuation Time.

   2.2. For purposes of paragraph 1.1(a), the NAV of each class of Acquiring Fund Shares shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current prospectus and SAI.

   2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Mitchell Hutchins.

3. CLOSING AND EFFECTIVE TIME

   3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on or about February 2, 2001, or at such other place and/or on such other date as to which the Investment Companies may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the Investment Companies may agree ("Effective Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the Target Value and the NAV of each class of Acquiring Fund Shares is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

   3.2. Target Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund's books immediately after the Closing, does or will conform to such information on Target's books immediately before the Closing. Target Trust's custodian shall deliver at the Closing a certificate of an authorized officer stating that the Assets held by the custodian will be transferred to Acquiring Fund at, or arrangements for the transfer thereof to Acquiring Fund will have been made on or before, the Effective Time.

   3.3. Target Trust shall deliver to PACE Trust at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares (by class) owned by each Shareholder (rounded to the third decimal place), all as of the Effective Time, certified by Target Trust's Secretary or an Assistant Secretary thereof. PACE Trust's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. PACE Trust shall issue and deliver a confirmation to Target Trust evidencing the Acquiring Fund Shares to be credited to Target at the Effective Time or provide evidence satisfactory to Target Trust that such Acquiring Fund Shares have been credited to Target's account on Acquiring Fund's books. At the Closing, each Investment Company shall deliver to the other bills of sale, checks, assignments, stock certificates, receipts, or other documents the other Investment Company or its counsel reasonably requests.

   3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

   4.1. Target represents and warrants to PACE Trust, on behalf of Acquiring Fund, as follows:

     4.1.1. Target Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares ("Business Trust"), that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its Amended and Restated Declaration of Trust ("Declaration of Trust") is on file with the Secretary of the Commonwealth of Massachusetts;

     4.1.2. Target Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

     4.1.3. Target is a duly established and designated series of Target
  Trust;

     4.1.4. At the Closing, Target will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances (except securities that are subject to "securities loans" as referred to in section 851(b)(2) of the Code); and on delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

     4.1.5. Target's current prospectus and SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     4.1.6. Target is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Declaration of Trust or Target Trust's By-Laws or of any agreement, instrument, lease, or other undertaking to which Target is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by PACE Trust;

     4.1.7. Except as otherwise disclosed in writing to and accepted by PACE Trust, all material contracts and other commitments of or applicable to Target (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

     4.1.8. Except as otherwise disclosed in writing to and accepted by PACE Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target Trust's knowledge) threatened against Target Trust with respect to Target or any of its properties or assets that, if adversely determined, would materially and adversely affect Target's financial condition or the conduct of its business; and Target Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

     4.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Target Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target's shareholders, this Agreement constitutes a valid and legally binding obligation of Target, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

     4.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target's shareholders;

     4.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Target Trust, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by PACE Trust on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

     4.1.12. On the effective date of the Registration Statement, at the time of the Meeting (as defined in paragraph 5.2), and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by PACE Trust for use therein;

     4.1.13. The Liabilities were incurred by Target in the ordinary course of its business; and there are no Liabilities other than liabilities disclosed or provided for in Target Trust's financial statements referred to in paragraph 4.1.18, or otherwise disclosed to and accepted by PACE Trust, none of which has been materially adverse to the business, assets, or results of Target's operations;

     4.1.14. Target is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

     4.1.15. Target is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code);

     4.1.16. Not more than 25% of the value of Target's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

     4.1.17. Target's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended November 30, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid;

     4.1.18. Target Trust's audited financial statements for the year ended November 30, 1999, and unaudited financial statements for the six months ended May 31, 2000, to be delivered to PACE Trust, fairly represent Target's financial position as of each such date and the results of its operations and changes in its net assets for the periods then ended; and

     4.1.19. Target's management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (within such meaning) to Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be dis-posed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization.

   4.2. Acquiring Fund represents and warrants to Target Trust, on behalf of Target, as follows:

     4.2.1. PACE Trust is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware; and its Certificate of Trust, including any amendments thereto ("Certificate of Trust"), has been duly filed in the office of the Secretary of State thereof;

     4.2.2. PACE Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

     4.2.3. Acquiring Fund is a duly established and designated series of PACE Trust;

     4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

     4.2.5. The Acquiring Fund Shares to be issued and delivered to Target hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, including the receipt of consideration in exchange therefor in excess of the par value thereof, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

     4.2.6. Acquiring Fund's current prospectus and SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Delaware law or any provision of PACE Trust's Certificate of Trust, Trust Instrument (including any amendments thereto) ("Trust Instrument"), or By-Laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as otherwise disclosed in writing to and accepted by Target Trust;

     4.2.8. Except as otherwise disclosed in writing to and accepted by Target Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to PACE Trust's knowledge) threatened against PACE Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and PACE Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

     4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of PACE Trust's board of trustees (together with Target Trust's board of trustees, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

     4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by PACE Trust, except for (a) the filing with the SEC of the Registration Statement and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

     4.2.11. On the effective date of the Registration Statement, at the time of the Meeting, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Target Trust for use therein;

     4.2.12. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

     4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) thereto have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at NAV in the ordinary course of that business;

     4.2.14. Following the Reorganization, Acquiring Fund (a) will continue Target's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of Target's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; in addition, Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

     4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

     4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

     4.2.17. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of Target;

     4.2.18. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended July 31, 1999, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

     4.2.19. PACE Trust's audited financial statements for the year ended July 31, 2000, to be delivered to Target Trust, fairly represent Acquiring Fund's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

   4.3. Each Fund represents and warrants to the Trust of which the other Fund is a series, on behalf of such other Fund, as follows:

     4.3.1. The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

     4.3.2. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

     4.3.3. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

     4.3.4. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

     4.3.5. Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target immediately before the Reorganization. For the purposes of this representation, any amounts used by Target to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) after the date of this Agreement will be included as assets held thereby immediately before the Reorganization;

     4.3.6. None of the compensation received by any Shareholder who is an employee of or service provider to Target will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

     4.3.7. Immediately after the Reorganization, the Shareholders will [not] own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund; and

     4.3.8. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
  187) ("Reorganization Expenses").

5. COVENANTS

   5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that--

     (a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund's normal business activities, and

     (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that if Target's shareholders approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Funds shall coordinate their respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with any of its investment policies and restrictions immediately after the Closing.

   5.2. Target covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby ("Meeting").

   5.3. Target covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

   5.4. Target covenants that it will assist PACE Trust in obtaining information PACE Trust reasonably requests concerning the beneficial ownership of Target Shares.

   5.5. Target covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to PACE Trust at the Closing.

   5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal and state securities laws.

   5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

   5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and state securities laws it deems appropriate to continue its operations after the Effective Time.

   5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

6. CONDITIONS PRECEDENT

   Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

   6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Board and shall have been approved by Target's shareholders in accordance with the Declaration of Trust and Target Trust's By-Laws and applicable law.

   6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Investment Company may for itself waive any of such conditions.

   6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

   6.4. Target Trust shall have received an opinion of Willkie Farr & Gallagher ("Willkie Farr") substantially to the effect that:

     6.4.1. Acquiring Fund is a duly established series of PACE Trust, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power under its Certificate of Trust and Trust Instrument to own all its properties and assets and, to the knowledge of Willkie Farr, to carry on its business as presently conducted;

     6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by PACE Trust on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target Trust on behalf of Target, is a valid and legally binding obligation of PACE Trust with respect to Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

     6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement and the receipt of consideration in exchange therefor in excess of the par value thereof, will be duly authorized, validly issued and outstanding, and fully paid and non-assessable;

     6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate PACE Trust's Certificate of Trust, Trust Instrument, or By-Laws or any provision of any agreement (known to Willkie Farr, without any independent inquiry or investigation) to which PACE Trust (with respect to Acquiring Fund) is a party or by which it is bound or (to the knowledge of Willkie Farr, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which PACE Trust (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target Trust;

     6.4.5. To the knowledge of Willkie Farr (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by PACE Trust on behalf of Acquiring Fund of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

     6.4.6. PACE Trust is registered with the SEC as an investment company, and to the knowledge of Willkie Farr no order has been issued or proceeding instituted to suspend such registration; and

     6.4.7. To the knowledge of Willkie Farr (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to PACE Trust (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and (b) PACE Trust (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target Trust.

In rendering such opinion, Willkie Farr may (1) rely (i) as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel, and (ii) as to certain factual matters, on a certificate of PACE Trust, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Willkie Farr who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

   6.5. PACE Trust shall have received an opinion of Kirkpatrick & Lockhart LLP ("K&L") substantially to the effect that:

     6.5.1. Target is a duly established series of Target Trust, a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Declaration of Trust to own all its properties and assets and, to the knowledge of K&L, to carry on its business as presently conducted;

     6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Target Trust on behalf of Target and (b) assuming due authorization, execution, and delivery of this Agreement by PACE Trust on behalf of Acquiring Fund, is a valid and legally binding obligation of Target Trust with respect to Target, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general principles of equity;

     6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Declaration of Trust or Target Trust's By-Laws or any provision of any agreement (known to K&L, without any independent inquiry or investigation) to which Target Trust (with respect to Target) is a party or by which it is bound or (to the knowledge of K&L, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target Trust (with respect to Target) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by PACE Trust;

     6.5.4. To the knowledge of K&L (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target Trust on behalf of Target of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

     6.5.5. Target Trust is registered with the SEC as an investment company, and to the knowledge of K&L no order has been issued or proceeding instituted to suspend such registration; and

     6.5.6. To the knowledge of K&L (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Target Trust (with respect to Target) or any of its properties or assets attributable or allocable to Target and (b) Target Trust (with respect to Target) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by PACE Trust.

In rendering such opinion, K&L may (1) rely, as to certain factual matters, on a certificate of Target Trust, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with K&L who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

   6.6. Each Investment Company shall have received an opinion of K&L, addressed to and in form and substance reasonably satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, K&L may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement, which K&L may treat as representations made to it, or in separate letters addressed to K&L and the certificates delivered pursuant to paragraph
3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

     6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target's distribution of those shares pro rata to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

     6.6.2. Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

     6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

     6.6.4. Acquiring Fund's basis in the Assets will be the same as Target's basis therein immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target's holding period therefor;

     6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

     6.6.6. A Shareholder's aggregate basis in the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis in its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided the Shareholder held them as capital assets at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

   At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

7. BROKERAGE FEES AND EXPENSES

   7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

   7.2. The Reorganization Expenses will be borne by Mitchell Hutchins.

8. ENTIRE AGREEMENT; NO SURVIVAL

   Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

9. TERMINATION OF AGREEMENT

   This Agreement may be terminated at any time at or before the Effective Time, whether before or after approval by Target's shareholders:

   9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or before the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before July 1, 2001; or

   9.2. By the parties' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the trustees or officers of either Investment Company, to the other Fund.

10. AMENDMENT

   This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target's shareholders, in any manner mutually agreed on in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

11. MISCELLANEOUS

   11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

   11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

   11.3. PACE Trust acknowledges that Target Trust is a Business Trust. This Agreement is executed by Target Trust on behalf of Target and by its trustees and/or officers in their capacities as such, and not individually. Target Trust's obligations under this Agreement are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against Target's assets and property; and a trustee of Target Trust shall not be personally liable hereunder to PACE Trust or its trustees or shareholders for any act, omission, or obligation of Target Trust or any other trustee thereof. PACE Trust agrees that, in asserting any rights or claims under this Agreement on behalf of Acquiring Fund, it shall look only to Target's assets and property in settlement of such rights or claims and not to such trustees, officers, or shareholders.

   11.4. A trustee of PACE Trust shall not be personally liable hereunder to Target Trust or its trustees or shareholders for any act, omission, or obligation of PACE Trust or any other trustee thereof. Target Trust agrees that, in asserting any claim against PACE Trust or its trustees, it shall look only to Acquiring Fund's assets for payment under such claim; and neither the shareholders nor the trustees of PACE Trust, nor any of their agents, whether past, present, or future, shall be personally liable therefor.

   11.5. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

                                          PAINEWEBBER MANAGED INVESTMENTS
                                           TRUST, acting on behalf of its
                                           series, PaineWebber Low Duration
                                           U.S. Government Income Fund

                                          By: _________________________________

                                          PAINEWEBBER PACE SELECT ADVISORS
                                           TRUST, acting on behalf of its
                                           series, PACE Government Securities
                                           Fixed Income Investments

                                          By: _________________________________

                                          Solely with respect to paragraph 7.2
                                           hereof:

                                          MITCHELL HUTCHINS ASSET MANAGEMENT
                                           INC.

                                          By: _________________________________

                                  APPENDIX B

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   As of the Record Date, the following shareholders owned beneficially or of record 5% or more of a class of shares of Low Duration U.S. Government Income Fund. Mitchell Hutchins did not know of any other person who owned beneficially or of record 5% or more of any class of either Fund's outstanding equity securities as of the Record Date.

   The percent beneficial ownership of the combined PACE Government Securities Fixed Income Fund assumes that shareholders of both U.S. Government Income Fund and PaineWebber Low Duration U.S. Government Income Fund approve the reorganizations with PACE Government Securities Fixed Income Fund.

                   LOW DURATION U.S. GOVERNMENT INCOME FUND

                                                              PRO FORMA
                                                         PERCENT BENEFICIAL
                                  PERCENT BENEFICIAL    OWNERSHIP OF COMBINED
                                   OWNERSHIP OF LOW        PACE GOVERNMENT
                               DURATION U.S. GOVERNMENT      SECURITIES
SHAREHOLDER'S NAME/ADDRESS           INCOME FUND          FIXED INCOME FUND
--------------------------     ------------------------ ---------------------
Chestnut III                            80.32%                 31.47%
Attn: Michael W. Kanzler           (Class A Shares)       (Class A Shares)
PaineWebber Custodian,
PaineWebber CDN FBO David               12.88%                  4.50%
Harold Silvern                     (Class B Shares)       (Class B Shares)
Village of Caseyville Police            12.34%                  4.31%
 Pension Fund                      (Class B Shares)       (Class B Shares)
Barry Seeman and Ruth Seeman,
Trustees of The Barry & Ruth            5.90%                   2.06%
Seeman Trust                       (Class B Shares)       (Class B Shares)
Gina Gilbert                            13.39%                  1.09%
                                   (Class Y Shares)       (Class Y Shares)
Alicia C. Faxon                         10.67%                  0.86%
                                   (Class Y Shares)       (Class Y Shares)
George Laurence Coppedge                7.26%                   0.59%
                                   (Class Y Shares)       (Class Y Shares)

----------------
* The shareholders listed may be contacted c/o Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, NY 10019-6114.

                                  APPENDIX C

   MANAGEMENT'S DISCUSSION OF PACE GOVERNMENT SECURITIES FIXED INCOME FUND'S
                                  PERFORMANCE

   THE DISCUSSION BELOW WAS TAKEN FROM PACE GOVERNMENT SECURITIES FIXED INCOME FUND'S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED JULY 31, 2000. THIS DISCUSSION HAS NOT BEEN UPDATED TO REFLECT SUBSEQUENT CHANGES, WHICH ARE DISCUSSED ABOVE IN THE PROXY STATEMENT/PROSPECTUS.

   Adviser: Pacific Investment Management Company (PIMCO)

   Portfolio Manager: Scott Mather

   Objective: Current income

   Investment Process: The Portfolio invests primarily in mortgage-backed securities along with U.S. government and agency securities of varying maturities. The Portfolio's dollar-weighted average duration ranges between one and seven years. (Duration is a measure of a bond portfolio's sensitivity to interest-rate changes.) PIMCO establishes duration targets based on its expectations for changes in interest rates, then positions the Portfolio to take advantage of yield curve shifts. Securities are chosen for their value relative to other equivalent securities.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 7/31/00

                               6 MONTHS 1 YEAR 3 YEARS SINCE INCEPTION 8/24/95
                               -------- ------ ------- -----------------------
With PACE program fee*........  4.37%   4.77%   3.66%           4.56%
Without PACE program fee......  5.15%   6.36%   5.23%           6.14%
Lehman Brothers Mortgage
 Backed Securities Index......  5.24%   6.43%   5.54%           6.56%
Lipper Intermediate U.S.
 Government Funds Median......  4.58%   4.69%   4.49%           5.40%

----------------
* The maximum annual PACE program fee is 1.5% of the value of PACE assets.

   Past performance does not predict future performance. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gains. Total returns for periods of one year or less are cumulative.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE PORTFOLIO AND THE LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              LEHMAN
                             BROTHERS
                             MORTGAGE
        PORTFOLIO             BACKED
         WITHOUT  PORTFOLIO SECURITIES
           FEE    WITH FEE*   INDEX
Aug-95   $10,008   $10,005   $10,000
Sep-95   $10,050   $10,034   $10,088
Oct-95   $10,219   $10,190   $10,178
Nov-95   $10,343   $10,301   $10,294
Dec-95   $10,493   $10,437   $10,422
Jan-96   $10,552   $10,483   $10,501
Feb-96   $10,402   $10,321   $10,413
Mar-96   $10,354   $10,260   $10,376
Apr-96   $10,297   $10,191   $10,347
May-96   $10,301   $10,182   $10,317
Jun-96   $10,427   $10,294   $10,459
Jul-96   $10,435   $10,289   $10,498
Aug-96   $10,460   $10,301   $10,498
Sep-96   $10,627   $10,452   $10,673
Oct-96   $10,837   $10,645   $10,883
Nov-96   $11,012   $10,804   $11,038
Dec-96   $10,940   $10,720   $10,981
Jan-97   $10,993   $10,758   $10,062
Feb-97   $11,019   $10,770   $11,099
Mar-97   $10,927   $10,667   $10,994
Apr-97   $11,090   $10,813   $11,169
May-97   $11,185   $10,891   $11,278
Jun-97   $11,310   $11,000   $11,410
Jul-97   $11,522   $11,192   $11,625
Aug-97   $11,495   $11,151   $11,597
Sep-97   $11,624   $11,262   $11,744
Oct-97   $11,771   $11,391   $11,875
Nov-97   $11,827   $11,430   $11,914
Dec-97   $11,929   $11,514   $12,022
Jan-98   $12,034   $11,601   $12,141
Feb-98   $12,049   $11,601   $12,167
Mar-98   $12,089   $11,626   $12,218
Apr-98   $12,156   $11,676   $12,288
May-98   $12,252   $11,752   $12,369
Jun-98   $12,326   $11,809   $12,428
Jul-98   $12,374   $11,840   $12,491
Aug-98   $12,515   $11,960   $12,605
Sep-98   $12,624   $12,049   $12,757
Oct-98   $12,586   $11,998   $12,740
Nov-98   $12,623   $12,018   $12,804
Dec-98   $12,694   $12,071   $12,858
Jan-99   $12,796   $12,152   $12,950
Feb-99   $12,718   $12,063   $12,898
Mar-99   $12,804   $12,129   $12,985
Apr-99   $12,848   $12,156   $13,045
May-99   $12,782   $12,078   $12,972
Jun-99   $12,707   $11,992   $12,926
Jul-99   $12,625   $11,900   $12,839
Aug-99   $12,609   $11,871   $12,839
Sep-99   $12,804   $12,039   $13,047
Oct-99   $12,849   $12,066   $13,122
Nov-99   $12,863   $12,064   $13,129
Dec-99   $12,823   $12,011   $13,097
Jan-00   $12,769   $11,946   $12,983
Feb-00   $12,953   $12,103   $13,134
Mar-00   $13,119   $12,243   $13,277
Apr-00   $13,128   $12,236   $13,286
May-00   $13,093   $12,188   $13,293
Jun-00   $13,348   $12,410   $13,577
Jul-00   $13,427   $12,468   $13,664

  The graph depicts the performance of PACE Government Securities Fixed Income Investments versus the Lehman Brothers Mortgage Backed Securities Index. It is important to note that PACE Government Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

ADVISER'S COMMENTS

   Below-index duration, a measure of the Portfolio's sensitivity to interest rate changes, was a positive for performance as intermediate- and short-term rates rose during the period. An overweight in GNMA securities had a positive impact on performance as GNMAs outperformed conventional mortgages because of their "full faith and credit backing" from the Federal government. An underweight in deep discount mortgages was a modest negative as these bonds offered the best performing coupon for the period. Limited exposure to yield-enhancing collateralized mortgage obligations (CMOs) added to returns, as did the use of relatively high-yielding adjustable rate mortgages (ARMs).

   PIMCO's secular outlook is bullish based on expectations of a slowing U.S. economy, leading to anticipated maximum U.S. and global growth of three percent over the next several years. While the tightening cycle by the Federal Reserve Board (the "Fed") appears to be almost over, monetary policy will probably remain restrictive until a slowdown is confirmed.

   Prospects for mortgages remain favorable because of limited new supply and reduced prepayment risk due to recent increases in mortgage rates. We intend to target portfolio duration near the benchmark in anticipation of higher inflation in the near term. To take advantage across the yield curve, however, the Portfolio continues to hold a broader selection of maturities than the benchmark. We also expect to reduce the overweight of GNMAs to a more neutral position relative to conventional mortgages as relative value between these sectors has become more balanced. We anticipate maintaining limited exposure to well-structured CMOs to capture attractive yields. We also expect to continue emphasizing ARMs as their relatively high yields should increase investor demand and boost prices.

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS -- PORTFOLIO STATISTICS

CHARACTERISTICS*                                            PORTFOLIO   INDEX
----------------                                            ---------  --------
Duration................................................... 3.64 yrs   4.11 yrs
Maturity................................................... 4.90 yrs   7.36 yrs
Average Coupon.............................................     6.65%      6.86%
Average Yield to Maturity..................................     7.96%      7.58%
Average Quality............................................      AAA        AAA
Net Assets ($MM)...........................................   $198.9   $1,946.6
Number of Securities.......................................      186        519
Bonds......................................................      165%       100%
Liabilities in Excess of Other Assets......................      -65%         0%
ASSET ALLOCATION*                                           PORTFOLIO   INDEX
-----------------                                           ---------  --------
Agency Mortgage Pass-Throughs..............................    118.1%     100.0%
Collateralized Mortgages...................................     31.7         --
U.S. Government............................................      2.5         --
Cash & Equivalents.........................................      8.5         --
Corporate Obligations......................................      1.5         --
Asset Backed...............................................      2.8         --
Liabilities in Excess of Other Assets......................    -65.1         --
                                                            --------   --------
Total......................................................    100.0%     100.0%

----------------
* Weightings represent percentages of net assets as of July 31, 2000. The Portfolio is actively managed and all holdings are subject to change.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY












                  Please detach at perforation before mailing.



PROXY        PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND        PROXY

              (A SERIES OF PAINEWEBBER MANAGED INVESTMENTS TRUST)
               SPECIAL MEETING OF SHAREHOLDERS - JANUARY 25, 2001


THIS PROXY IS BEING SOLICITED FOR THE BOARD OF TRUSTEES OF PAINEWEBBER MANAGED INVESTMENTS TRUST ("TRUST") ON BEHALF OF THE FUND LISTED ABOVE, A SERIES OF THE TRUST. The undersigned hereby appoints as proxies Robyn Green and Keith Weller, and each of them (with the power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the Fund listed above, a series of the Trust, at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL.

                          VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA TELEPHONE: 1-800-597-7836
                          CONTROL NUMBER: [999 9999 9999 999]




                          NOTE: If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated - for example: "ABC Corp., John Doe, Treasurer."


                          _____________________________________________________
                          Signature

                          _____________________________________________________
                          Signature (if held jointly)

                          _____________________________________________________
                          Date


            PLEASE MARK YOUR VOTE ON THE REVERSE SIDE OF THIS CARD.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY











                  Please detach at perforation before mailing.




THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL. PLEASE INDICATE YOUR VOTE BY FILLING IN THE BOX COMPLETELY. EXAMPLE: [ ]





                                                                                     FOR    AGAINST   ABSTAIN
1.   Approval of the Agreement and Plan of Reorganization and Termination that       [ ]      [ ]       [ ]
     provides for the reorganization of PaineWebber Low Duration U.S. Government
     Income Fund, a series of PaineWebber Managed Investments Trust, into PACE
     Government Securities Fixed Income Investments, a series of PaineWebber
     PACE Select Advisors Trust.


               PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD.

               YOUR PROXY VOTE IS IMPORTANT!
                                  ----------
               AND NOW YOU CAN VOTE YOUR PROXY
               ON THE PHONE OR ON
               THE INTERNET.

[graphic]      IT SAVES MONEY! Telephone and Internet voting saves
               postage costs. Savings which can help to minimize expenses.

               IT SAVES TIME! Telephone and Internet voting is instantaneous - 24 hours a day.

               IT'S EASY!  Just follow these simple steps:

                    1. Read your proxy statement and have it at hand.
                    2. Call toll-free 1-800-597-7836 for automated instructions,
                       OR GO TO WEBSITE:  HTTPS://VOTE.PROXY-DIRECT.COM.
                                          -----------------------------
                    3. Enter your 14 digit CONTROL NUMBER from your Proxy Card.
                    4. Follow the recorded or on-screen directions.
                    5. Do NOT mail your Proxy Card when you vote by phone or
                          ---
                       internet.
                    6. If you have any questions regarding the meeting agenda or the execution of your proxy, please call. 1-887-388-2844.